NOTE: THIS DOCUMENT CONTAINS INFORMATION THAT IS CONSIDERED CONFIDENTIAL.
     -------------------------------------------------------------------------
   THROUGHOUT THE DOCUMENT AND ITS EXHIBITS, THE CONFIDENTIAL PORTIONS HAVE BEEN
   -----------------------------------------------------------------------------
OMITTED, REPLACED BY "[*]" AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
--------------------------------------------------------------------------------
                                   COMMISSION.
                                   -----------








                     NATURAL GAS SUPPLY MANAGEMENT AGREEMENT


                                     BETWEEN



                          CORAL ENERGY RESOURCES, L.P.,

                               CORAL ENERGY, L.P.,

                                       AND


                             MOUNTAINEER GAS COMPANY





                               SEPTEMBER 30, 1998

                                                    TABLE OF CONTENTS


ARTICLE I
  DEFINITIONS                                                                                                          1

ARTICLE II
  TERM                                                                                                                 1
  2.1                              INITIAL TERM                                                                        1
  2.2                              RIGHT OF FIRST REFUSAL                                                              1

ARTICLE III
  SCOPE OF SERVICES                                                                                                    2
  3.1                              COMMITMENT                                                                          2
  3.2                              LIST OF SERVICES                                                                    4
  3.3                              RELEASED INTERSTATE TRANSPORTATION CAPACITY; RELEASED STORAGE
                                   CAPACITY; CNR AGREEMENT                                                             4
  3.4                              CORAL SALE VOLUMES                                                                  8
  3.5                              ADMINISTRATIVE SERVICES                                                             9
  3.6                              ACCESS AND COOPERATION                                                             10
  3.7                              COMPENSATION                                                                       11
  3.8                              LIMITATION OF RELATIONSHIP, AUTHORITY                                              11
  3.9                              STANDARD OF PERFORMANCE                                                            11

ARTICLE IV
  NOMINATIONS AND SCHEDULING                                                                                          12
  4.1                              FIRST-OF-MONTH NOMINATIONS                                                         12
  4.2                              CHANGES IN NOMINATIONS                                                             12
  4.3                              FAILURE TO NOMINATE                                                                12
  4.4                              FORM OF NOMINATION                                                                 13

ARTICLE V
  DEFAULT                                                                                                             13
  5.1                              CORAL'S FAILURE TO DELIVER                                                         13
  5.2                              MITIGATION; COVER                                                                  13
  5.3                              INABILITY TIMELY TO COVER; DAMAGES                                                 14
  5.4                              EXCUSE OF DELIVERY DEFAULT                                                         15
  5.5                              REMEDIES FOR NON-PERFORMANCE                                                       16
  5.6                              LIMITATION ON DAMAGES                                                              16
  5.7                              EARLY TERMINATION                                                                  16
  5.8                              SET-OFF                                                                            17
  5.9                              CURTAILMENT                                                                        17

ARTICLE VI
  CONDITIONS OF DELIVERY                                                                                              19
  6.1                              PRESSURE                                                                           19
  6.2                              MEASUREMENT                                                                        20
  6.3                              QUALITY                                                                            21
  6.4                              OTHER DELIVERY OBLIGATIONS                                                         22

ARTICLE VII
  MANAGEMENT OF IMBALANCES                                                                                            23
  7.1                              UPSTREAM IMBALANCES                                                                23
  7.2                              ALLOCATION OF DELIVERIES                                                           24
  7.3                              INFORMATION                                                                        24
  7.4                              DOWNSTREAM IMBALANCES                                                              24

ARTICLE VIII
  CONSIDERATION                                                                                                       25
  8.1                              TOTAL CONSIDERATION                                                                25
  8.2                              ALLOCATION OF PRICE                                                                25
  8.3                              CALCULATION OF CORAL SALE VOLUMES                                                  26
  8.4                              EXCESS WITHDRAWAL QUANTITIES                                                       26
  8.5                              ALTERNATIVE INDEX                                                                  27

ARTICLE IX
  FINANCIAL RESPONSIBILITY                                                                                            27
  9.1                              JOINDER OF CELP                                                                    27
  9.2                              COVENANTS RELATING TO FINANCIAL RESPONSIBILITY                                     29

ARTICLE X
  BILLINGS AND PAYMENT; AUDIT                                                                                         29
  10.1                             INVOICES                                                                           29
  10.2                             PAYMENTS                                                                           29
  10.3                             LATE/DISPUTED PAYMENTS                                                             30
  10.4                             AUDIT                                                                              30

ARTICLE XI
  TAXES                                                                                                               31
  11.1                             GENERAL TAX PROVISION                                                              31
  11.2                             OTHER TAX PROVISIONS                                                               31

ARTICLE XII
  FORCE MAJEURE                                                                                                       33
  12.1                             EFFECT OF FORCE MAJEURE                                                            33
  12.2                             DEFINITION OF FORCE MAJEURE                                                        33
  12.3                             EXCLUSIONS FROM FORCE MAJEURE                                                      33
  12.4                             STRIKES AND LOCKOUTS                                                               33

ARTICLE XIII
  REPRESENTATIONS AND WARRANTIES                                                                                      34
  13.1                             REPRESENTATIONS AND WARRANTIES OF CORAL AND CELP                                   34
  13.2                             MGC'S REPRESENTATIONS AND WARRANTIES                                               35
  13.3                             DISCLAIMERS OF WARRANTIES                                                          37

ARTICLE XIV
  INDEMNIFICATION                                                                                                     37
  14.1                             INDEMNITIES OF CORAL                                                               37
  14.2                             INDEMNITIES OF MGC                                                                 38
  14.3                             INDEMNIFICATION PROCEDURES                                                         38

ARTICLE XV
  WINDING UP ARRANGEMENTS                                                                                             39
  15.1                             GENERALLY                                                                          39
  15.2                             SURVIVAL                                                                           39

ARTICLE XVI
  MISCELLANEOUS                                                                                                       39
  16.1                             COMMUNICATION                                                                      39
  16.2                             GOVERNMENTAL REGULATION                                                            40
  16.3                             GOVERNING LAW                                                                      41
  16.4                             ENTIRE AGREEMENT                                                                   41
  16.5                             CONFIDENTIALITY                                                                    41
  16.6                             EXCLUSION OF THIRD PARTY RIGHTS                                                    42
  16.7                             WAIVER                                                                             42
  16.8                             TITLES                                                                             43
  16.9                             TRANSFERS                                                                          43
  16.10                            PROCESSING RIGHTS                                                                  43
  16.11                            APPLICATION OF GAAP                                                                43
  16.12                            ARBITRATION                                                                        43
  16.13                            ANNOUNCEMENTS                                                                      44


APPENDIX I                         Definitions                                                                       I-i

SCHEDULE 13.2(F)                   EXISTING DISPUTES

EXHIBIT A                          RETAINED DELIVERY POINTS
EXHIBIT B                          INJECTION/WITHDRAWAL PLAN
EXHIBIT C                          INTERSTATE TRANSPORTATION AGREEMENTS/RELEASED INTERSTATE TRANSPORTATION CAPACITY
EXHIBIT D                          STORAGE AGREEMENT
EXHIBIT E                          CNR AGREEMENT
EXHIBIT F                          LOCAL PRODUCTION/MGS SUPPLIES AGREEMENTS; HISTORICAL DATA

EXHIBIT G                          FORM OF CONFIRMATION
EXHIBIT H                          TOTAL FIRM ENTITLEMENT
EXHIBIT I                          FORM OF CONFIDENTIALITY AGREEMENT - MGC EMPLOYEE
EXHIBIT J                          BASELINE TRANSPORTATION AND STORAGE CHARGES

                     NATURAL GAS SUPPLY MANAGEMENT AGREEMENT


     THIS  NATURAL  GAS  SUPPLY  MANAGEMENT  AGREEMENT ("Agreement") is made and
                                                         ---------
entered into on this 30th day of September, 1998, between CORAL ENERGY RESOURCES, L.P. ("Coral"), and CORAL ENERGY, L.P. ("CELP") (for the purposes set
                  -----                             ----
forth in Section 9.1), both of which are Delaware limited partnerships having as
         -----------
their address 909 Fannin, Suite 700, Houston, Texas 77010, and MOUNTAINEER GAS COMPANY ("MGC"), a West Virginia corporation having as its address 414 Summers
           ---
Street, Charleston, West Virginia 25301 (each of Coral, CELP and MGC being referred to individually herein as a "Party" and collectively as the "Parties";
                                       -----                           -------
references  herein  to Coral as a "Party" shall be deemed also to include CELP).
                                   -----

                                 R E C I T A L S

     WHEREAS, MGC owns and operates a local distribution system in the State of West Virginia, subject to the public utility jurisdiction of the West Virginia PSC, serving approximately 200,000 residential, commercial and industrial consumers; and

     WHEREAS, MGC desires to contract with a third party engaged in the business of Gas marketing and providing Gas management services to (a) manage certain existing transportation and storage agreements to which MGC is a party, and (b) provide to MGC such Gas supplies in excess of certain third party and affiliate Gas supplies of MGC as are necessary to perform its public utility service obligation to its consumers; and

     WHEREAS, Coral desires to provide such Gas supplies and management services;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, Coral, CELP and MGC agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     Capitalized terms used in this Agreement shall have the meanings given to such terms in Appendix I.
                 -----------

                                   ARTICLE II
                                      TERM
                                      ----

     2.1     Initial  Term.  This  Agreement  shall  become  effective as of the
             -------------
Effective Date and, unless earlier terminated as provided herein, shall remain in effect for a term of thirty-six (36) Months ending at 9:00 a.m. C.C.T. on November 1, 2001.

     2.2     Right  of  First  Refusal.  No  later  than  October  31, 2000, the
             -------------------------
Parties shall commence discussions concerning whether to extend the relationship of the Parties under this Agreement beyond the term hereof and, if so, the terms and conditions of such extension. Such discussions shall not, however, prohibit or otherwise impair the right of MGC to solicit bids from third parties (including Affiliates of MGC) for services similar to the Services provided by Coral hereunder to begin at the end of the term hereof. Notwithstanding MGC's right to solicit such third party bids, however, Coral shall have the right of first refusal as provided hereinafter with respect to any proposal by such a third party to provide to MGC services comparable to the Services provided by Coral hereunder which commence at the end of the term hereof. Prior to entering into a binding service agreement with a third party to provide such Services commencing at the end of the term hereof, MGC shall give written notice to Coral of its intention to enter into such a proposed service agreement with such third party, with full information concerning the proposed transaction, including the name and address of the prospective service provider (who must be ready, willing, and able to enter into such agreement and perform thereunder), the price(s) proposed to be charged by such service provider for Gas sales and services, and all other terms of the proposed transaction. Coral shall then have the option, exercisable by written notice to MGC within thirty (30) Days after its receipt of MGC's notice (or such shorter period of time specified in such notice as may be required because of deadlines imposed by the proposed third  party  service  provider, but in no event less than fifteen (15) Business
Days), to enter into the proposed service transaction with MGC for the same consideration and on the same terms and conditions as agreed to by the relevant third party service provider. Terms of the proposed service transaction which are unique to such third party service provider and are impossible for Coral to match may be matched by terms which are the economic equivalent of such unique terms and place MGC in the same economic position afforded MGC under such unique terms. The failure of Coral to enter into such proposed service transaction within such notice period shall constitute an election by Coral not to enter into the proposed service transaction with MGC. If Coral elects not to enter into such proposed service transaction, MGC shall have no further obligation to Coral hereunder with respect thereto. Coral shall treat any information received from MGC concerning such a proposed third party service transaction as Confidential Information subject to the provisions of Section 16.5.
                                                             -------------

                                   ARTICLE III
                                SCOPE OF SERVICES
                                -----------------

     3.1     Commitment.
             ----------

          (a) During the term hereof and subject to Coral's performance of the Services in accordance with this Agreement, MGC hereby engages Coral to be the exclusive provider of the Services, which are listed in Section 3.2 and
                                                                 -----------
     are described more fully in this Article III.
                                      ------------

          (b) Coral hereby accepts such exclusive engagement and agrees to perform the Services in accordance with this Agreement. Coral shall not be required to provide the Services contemplated in this Agreement as its sole and exclusive activity, and Coral may have other business interests and may engage in other activities with third parties similar in character to the Services provided hereunder without obligation to MGC with respect thereto. Coral shall pay all costs, expenses, and other amounts incurred by Coral in connection with or relating to its other business interests and activities and shall pursue, conduct, perform, and deal with its other business interests and activities in a manner which shall not conflict or interfere with the performance by Coral of the Services or Coral's other obligations under this Agreement. Any conflict or interference with Coral's other business interests or activities shall not excuse Coral from the performance by Coral of the Services or Coral's other obligations under this Agreement.

          (c) Coral shall have no obligation or responsibility under this Agreement or otherwise with respect to the Management of the Local Production or the MGS Supplies. MGC shall have full responsibility for all nominations, gathering, transportation, and other Management of all Local Production and MGS Supplies, and shall pay all amounts incurred by MGC in connection with the purchase thereof and all other costs and expenses of MGC relating thereto. No later than the twentieth (20th) Day of each Month during the term hereof, MGC shall provide to Coral a report setting forth the actual quantity of Local Production and MGS Supplies purchased by and delivered to MGC during the immediately preceding Month (or, if actual quantities of such Local Production or MGS Supplies are not known by such date, the estimated quantities thereof based upon nominations to the Final Transporter, such estimates to be corrected as soon as possible but in no event later than the last Day of the relevant Month). MGC agrees that the aggregate quantities of Local Production and MGS Supplies so purchased by and delivered to MGC on a cumulative annual basis during the term of this Agreement shall not vary by more than [*] from a level of [*]. At the end of each Contract Year, Coral will determine whether the actual quantity of Local Production and MGS Supplies so purchased by and delivered to MGC during such Contract Year was greater or less than [*] by a factor of more than [*], as confirmed by MGC with the Final Transporter. If, on a cumulative annual basis for such Contract Year, the actual quantity of Local Production and MGS Supplies purchased by and delivered to MGC is greater or less than [*] by a factor of more than [*], MGC shall pay Coral the following amounts under the indicated circumstances:

               (i) in a Contract Year in which (A) there exists such a cumulative annual net excess, and (B) the aggregate Coral Sale Volumes delivered during such Contract Year (inclusive of the quantities of
                                                 ---------
          Gas deemed to have been injected into storage in accordance with the Injection/Withdrawal Plan, but exclusive of quantities of Gas deemed
                                           ---------
          to have been  withdrawn  from storage  under the  Injection/Withdrawal
          Plan) are less than the Fixed Price Quantity, the amount calculated by multiplying (A) the lesser of the amount of such cumulative annual net
          -----------         ------
          excess or the amount by which the Fixed Price  Quantity  exceeds  such
                 --
          aggregate  Coral Sale  Volumes,  by (B) the sum of the Demand  Charge,
                                           --         ---
          plus  the  Asset  Flexibility  Loss  Charge,   plus  the  Fixed  Price
          ----                                           ----
          Adjustment applicable to such Contract Year; and

               (ii) in a Contract Year in which (A) there exists such a cumulative annual net shortfall, and (B) the aggregate Coral Sale Volumes delivered during such Contract Year (inclusive of the
                                                              ---------
          quantities  of Gas  deemed  to have  been  injected  into  storage  in accordance  with  the  Injection/Withdrawal  Plan,  but  exclusive  of
                                                                   ---------
          quantities of Gas deemed to have been withdrawn from storage under the Injection/Withdrawal Plan) equals or exceeds the Fixed Price Quantity, the amount calculated by multiplying (A) the lesser of the amount of
                                    -----------          ------
          such  cumulative  annual  net  shortfall  or the  amount by which such
                                                    --             --
          aggregate Coral Sale Volumes exceed the Fixed Price Quantity, by (B) the Asset Flexibility Loss Charge.

Notwithstanding  the  foregoing, the provisions of this Section 3.1(c) shall not
                                                        --------------
apply to the extent that MGC purchases such Local Production or MGS Supplies on any Day in satisfaction of MGC's Gas supply requirements that are in excess of the Total Firm Entitlement or which constitute Replacement Gas.

     3.2     List  of  Services.  The  Services  consist  of:
             ------------------

          (a) provision of MGC's Daily Gas Supply Requirements in accordance with Section 3.4 pursuant to Coral's ownership and utilization of
                    -----------
               the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights of MGC under the CNR Agreement, the forecasting of the total load requirements and throughput of the MGC System (provided that this service shall not reduce or eliminate MGC's obligation to provide estimates to Coral as described herein), and the procurement, Scheduling, and delivery of Coral Sale Volumes in accordance with Section 3.4; and
                                                              ------------

          (b)  associated administrative services.

     3.3     Released  Interstate  Transportation  Capacity;  Released  Storage
             ------------------------------------------------------------------
Capacity;  CNR  Agreement.
-------------------------

               (a) Concurrently with the execution of this Agreement: (i) MGC has released to Coral, for a term coextensive with the term of this Agreement, the Released Interstate Transportation Capacity and the Released Storage Capacity, subject to the terms and conditions of the applicable Interstate Transportation Agreements, the Storage Agreement, and the applicable FERC Gas tariffs (including, without limitation, the electronic posting of such releases in accordance with such FERC Gas tariffs); and (ii) MGC has transferred and assigned to Coral, for a term coextensive with the term of this Agreement, all of MGC's rights, titles, and interests in and under the CNR Agreement, subject to the terms and conditions of such agreement. The transportation and storage capacity and contract rights released and assigned to Coral pursuant to this Section 3.3(a) shall all be subject
                                             ---------------
          to MGC's  right of recall  or  reversion  under  Sections  3.3(b)  and
                                                           ---------------------
          3.3(d).
          ------

               (b) The Released Interstate Transportation Capacity and the Released Storage Capacity shall be released to Coral at, and Coral shall pay during the term of such release, the maximum rates applicable under the FERC Gas tariff of each of the relevant Transporters. The release to Coral of the Released Interstate Transportation Capacity and the Released Storage Capacity shall be treated by the Parties as transactions exempt from posting under the FERC Gas tariffs of the relevant Transporters. Except to the extent provided otherwise in Section 3.3(d), the Released Interstate
                                   ---------------
          Transportation Capacity and the Released Storage Capacity shall automatically vest in and be recalled by MGC, and the rights assigned under the CNR Agreement shall automatically revert to and vest in MGC, in each case only upon (i) the expiration of the term of this Agreement or (ii) the establishment of an Early Termination Date. Certain Released Interstate Transportation Capacity shall be subject to reversion in accordance with Article XI.

               (c)  During  the term of the  release  to  Coral of the  Released
          Interstate Transportation Capacity and the Released Storage Capacity and the assignment of rights under the CNR Agreement pursuant to
          Section 3.3(a):  (i) Coral shall become the replacement  shipper/buyer
          --------------
          under the Interstate Transportation Agreements and the Storage Agreement, to the extent of the Released Interstate Transportation Capacity and the Released Storage Capacity; (ii) Coral expressly assumes and agrees to pay, perform, comply with, and discharge all duties, obligations, and liabilities, whether in contact, in tort, or arising by operation of law, of MGC accruing or resulting from, arising under, or otherwise associated with the terms and conditions of the Interstate Transportation Agreements, to the extent of the Released Interstate Transportation Capacity, the Storage Agreement, and the CNR Agreement, in each case that accrue during or that are attributable to such period; (iii) Coral shall pay all amounts due and payable to the applicable Transporters with respect to the Released Interstate Transportation Capacity and the Released Storage Capacity and under the terms of the CNR Agreement that accrue during such period; and (iv) Coral shall be responsible and liable for all Claims, whether in contract, in tort, or arising by operation of law, accruing during or that are attributable to such period with respect to the Released Interstate Transportation Capacity and the Released Storage Capacity or under the terms of the CNR Agreement and that arise from the acts or omissions of Coral. MGC shall have no liability for any demand charges incurred by Coral under any Interstate Transportation Agreement, the Storage Agreement, the CNR Agreement, or otherwise as the result of MGC's failure to receive from Coral quantities of Gas at least equal to the Fixed Price Quantity during any Contract Year. In addition, as between Coral and MGC, all risk of loss associated with Gas either transported using the Released Interstate Transportation Capacity or under the terms of the CNR Agreement or stored using the Released Storage Capacity, in each case during the term of its release or assignment to Coral, and all responsibility for loss or liability resulting from injury to or death of any person, persons, or other living things, or loss, damage or destruction of property, caused by such Gas, shall be borne by Coral, unless caused by the act or omission of MGC in conflict with MGC's obligations under this Agreement. MGC expressly retains and shall remain responsible for all duties, obligations, and liabilities, whether in contract, in tort, or arising by operation of law, of MGC accruing or resulting from, arising out of, or otherwise associated with the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights assigned under the CNR Agreement (y) for the periods before and after the term of such release or assignment to Coral for which responsibility has not been allocated to or assumed by Coral under this Section 3.3(c) and (z) during the term of such release or
                ---------------
          assignment  for actions  taken by MGC  pursuant to Section  3.3(j) and
                                                             ---------------
          otherwise for the acts or omissions of MGC in conflict with MGC's obligations under this Agreement.

               (d)  Coral  and  MGC  understand  that  the  Released  Interstate
          Transportation Capacity on the Columbia Gulf System that is subject to the Interstate Transportation Agreement identified as Service Agreement No. 37994, Rate Schedule FTS1 on Exhibit C, includes 10,000
                                                      ---------
          Dth per Day of transportation capacity that MGC has voluntarily agreed to release and transfer to Columbia Gulf upon the approval by the FERC of Columbia Gulf's request for authority to expand the transportation capacity of the Columbia Gulf System, currently pending before the FERC in Docket No. CP 98-596. As of the effective date of Columbia Gulf's expansion of the capacity of the Columbia Gulf System or such earlier date as Columbia Gulf may provide: (i) MGC shall be entitled to recall such 10,000 Dth per Day of transportation capacity; and (ii) Exhibit C shall be deemed to be amended to reflect the reduction of
          ---------
          the Released Interstate Transportation Capacity on the Columbia Gulf System that is subject to Service Agreement No. 37994, Rate Schedule FTS1, by 10,000 Dth per Day, effective as of the effective date of such recall by MGC. If Columbia Gulf's expansion of the Columbia Gulf System does not become effective during the term of this Agreement, MGC shall have no right to recall such 10,000 Dth per Day of transportation capacity during the term of this Agreement, and there shall be no adjustment to the quantity of the Released Interstate Transportation Capacity.

               (e) Coral shall make injections of Gas into storage pursuant to the Storage Agreement at such times and in such quantities under the terms of the Storage Agreement and the FERC Gas tariff applicable to the TCo System. Regardless of the quantities of Gas injected into storage or the timing of such injections, however, MGC shall pay to Coral, each Month during the period from May through October during each Contract Year, an amount as consideration for Gas injected by Coral into storage pursuant hereto equal to the product obtained by
                                                            -------
          multiplying  (i)  the  Fixed  Price  or the  Market  Level  Price,  as
          -----------
          applicable  under  Section  8.2, in effect for the  relevant  Month or
                             ------------
          portion  thereof,  by (ii) the  quantity  of Gas  specified  under the
                             --
          Injection/Withdrawal Plan on Exhibit B for injection during such Month
                                       ---------
          or part  thereof.  For  purposes of this Section  3.3(e),  Gas will be
                                                   ---------------
          deemed to be injected on a prorata Daily basis. MGC shall have no further obligation to Coral regarding payment for quantities of Gas injected into storage.

               (f) Subject to the applicable provisions of the Storage Agreement and the FERC Gas tariff for the TCo System, the withdrawal of Gas from storage pursuant hereto shall be in the discretion of Coral. Coral shall bear all costs and expenses under the Storage Agreement associated with each withdrawal of Gas from storage. In calculating the Monthly Invoiced Sale Quantity for each Month, however, Coral shall deduct only the quantities of Gas specified in the
          Injection/Withdrawal Plan to have been withdrawn by Coral during the period from November through April of the relevant Contract Year as set forth on Exhibit B, regardless of the quantities of Gas actually
                       ---------
          withdrawn by Coral from storage or the timing of such withdrawals.

               (g) (i) On the Effective Date, MGC agrees to cause the quantity of Gas in storage under the Storage Agreement to be no less than 11,600,000 Dth. If the Effective Date Storage Quantity is less than 11,600,000 Dth, MGC agrees to pay Coral an amount equal to the product
                                                                         -------
          obtained by multiplying (A) the difference obtained by subtracting the
                      -----------         ----------             -----------
          Effective Date Storage  Quantity from  11,600,000  Dth, by (B) the [*]
                                           ----                   --
          Index Price in effect on the Effective Date. Upon MGC's payment to Coral of any such amount due under this Section 3.3(g)(i), the
                                                                 ---------
          Effective Date Storage Quantity shall thereafter be deemed to be 11,600,000 Dth.

                    (ii) At the expiration of the term of this  Agreement  under
               Section 2.1, Coral agrees to cause the quantity of Gas in storage
               -----------
               under the Storage Agreement to be no less than the Expiration Date Storage Quantity. If, at the expiration of the term of this Agreement, the actual quantity of Gas in storage under the Storage Agreement is greater than the Expiration Date Storage
                                      -------
               Quantity, then, at Coral's election, MGC shall either: (A) deliver to Coral, prior to the last Day of the Month following the Month in which the term of this Agreement expires and at delivery rates and points of delivery as mutually agreed upon by the Parties, a quantity of Gas equal to the difference obtained
                                                            ----------
               by  subtracting  the  Expiration  Date Storage  Quantity from the
                   -----------                                          ----
               quantity of Gas actually in storage  under the Storage  Agreement at the expiration of such term; or (B) pay to Coral, on or before forty-five (45) Days after the expiration of the term of this Agreement, an amount equal to the product obtained by multiplying
                                                 -------             -----------
               (1) the difference  obtained by subtracting  the Expiration  Date
                       ----------              -----------
               Storage Quantity from the quantity of Gas actually in storage under the Storage Agreement at the expiration of the term hereof, by (2) the [*] Index Price in effect for the Month following the Month in which the term of this Agreement expires. If, at the expiration of the term of this Agreement, the actual quantity of Gas in storage under the Storage Agreement is less than the
                                                                   ----
               Expiration Date Storage Quantity, then, at MGC's election, Coral shall either: (A) deliver to MGC, prior to the last Day of the Month following the Month in which the term of this Agreement expires and at delivery rates and points of delivery as directed by MGC, a quantity of Gas equal to the difference obtained by
                                                        ----------
               subtracting  the  quantity of Gas  actually in storage  under the
               -----------
               Storage  Agreement at the  expiration of the term hereof from the
                                                                        ----
               Expiration Date Storage Quantity; or (B) pay to MGC, on or before forty-five (45) Days after the expiration of the term hereof, an amount equal to the product obtained by multiplying (1) the
                                     -------                -----------
               difference  obtained by subtracting  the quantity of Gas actually
               ----------              -----------
               in storage under the Storage Agreement at the expiration of the term hereof from the Expiration Date Storage Quantity, by (2) the
                           ----                                       --
               [*] Index Price in effect for the Month following the Month in which the term of this Agreement expires.

                    (iii) If either Party establishes an Early Termination Date,
               Coral agrees to cause the quantity of Gas in storage under the Storage Agreement on such Early Termination Date to be no less than the Early Termination Storage Quantity. If, on an Early Termination Date, the actual quantity of Gas in storage under the Storage Agreement is greater than the Early Termination Storage
                                    -------
               Quantity, then, at Coral's election, MGC shall either: (A) deliver to Coral, prior to the last Day of the Month following the Month in which the Early Termination Date occurs and at delivery rates and points of delivery as mutually agreed upon by the Parties, a quantity of Gas equal to the difference obtained
                                                            ----------
               by subtracting the Early  Termination  Storage  Quantity from the
                  -----------                                           ----
               quantity of Gas actually in storage  under the Storage  Agreement at the Early Termination Date; or (B) pay to Coral, on or before forty-five (45) Days after the Early Termination Date, an amount equal to the product obtained by multiplying (1) the difference
                                                 -----------          ----------
               obtained by subtracting the Early  Termination  Storage  Quantity
                           -----------
               from the  quantity of Gas  actually in storage  under the Storage
               ----
               Agreement  at the Early  Termination  Date,  by (2) the [*] Index
                                                            --
               Price in effect for the Month following the Month in which the Early Termination Date occurs. If, on an Early Termination Date, the actual quantity of Gas in storage under the Storage Agreement is less than the Early Termination Storage Quantity, then, at
                  ----
               MGC's election, Coral shall either: (A) deliver to MGC, prior to the last Day of the Month following the Month in which the Early Termination Date occurs and at delivery rates and points of delivery as directed by MGC, a quantity of Gas equal to the difference obtained by subtracting the quantity of Gas actually
               ----------              -----------
               in storage under the Storage Agreement at the Early Termination Date from the Early Termination Storage Quantity; or (B) pay to
                    ----
               MGC, on or before forty-five (45) Days after the Early Termination Date, an amount equal to the product obtained by
                                                            -------
               multiplying  (1) a  quantity  of  Gas  equal  to  the  difference
               -----------                                            ----------
               obtained by  subtracting  the quantity of Gas actually in storage
                            -----------
               under the Storage  Agreement at the Early  Termination  Date from
                                                                            ----
               the  Early  Termination  Storage  Quantity,  by (2) the [*] Index
                                                            --
               Price in effect for the Month following the Month in which the Early Termination Date occurs.

                    (iv) Title to Gas in storage under the Storage  Agreement on the Effective Date shall be transferred by MGC to Coral as of the Effective Date, free and clear of any sale, purchase, exchange, swap, or other obligation incurred by MGC. Title to Gas in storage under the Storage Agreement at the expiration of the term of this Agreement or on an Early Termination Date, as the case may be, shall be transferred by Coral to MGC as of the expiration of the term of this Agreement or the Early Termination Date, as the case may be, free and clear of any sale, purchase, exchange, swap, or other obligation incurred by Coral.

          (h) During the term of this Agreement, neither Coral nor MGC shall take any action without the agreement of the other Party that will result in the amendment of any Interstate Transportation Agreement, the Storage Agreement, or the CNR Agreement in any manner, including, without limitation, to decrease the amount of the transportation or storage capacity available thereunder or change the primary receipt points and delivery points provided for therein. This Section 3.3(h) shall not apply
                                                  --------------
     to changes in a Transporter's tariff, whether initiated by the Transporter or other party.

          (i) Except as otherwise provided in this Agreement, Coral shall have full and complete discretion regarding the use of the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights assigned under the CNR Agreement. Coral may use the Released Interstate Transportation Capacity, the Released Storage Capacity, or the rights assigned under the CNR Agreement to effect transportation or storage of all or any portion of the Daily Gas Supply Requirements, but shall be free to use the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights assigned under the CNR Agreement to effect the transportation or storage of Gas sold to third parties solely for Coral's account.

          (j) Notwithstanding MGC's release to Coral of the Released Interstate Transportation Capacity and the Released Storage Capacity, and the
     assignment of rights to Coral under the CNR Agreement, MGC reserves to itself the right, by itself or in combination with third parties, to protest supplier rate, service, tariff, or other changes proposed before the FERC, the West Virginia PSC, or any other governmental authority having jurisdiction or that pertain in any way to the Released Interstate Transportation Capacity, the Released Storage Capacity, or the assigned rights under the CNR Agreement, and to initiate complaint proceedings relating thereto. Coral agrees to use reasonable efforts to cooperate with MGC in its pursuit of any such protest or Claim.

     3.4     Coral  Sale  Volumes
             --------------------

          (a)  Delivery  Obligation.  Subject  to and  in  accordance  with  the
               --------------------
     provisions of this Agreement, each Day during the term of this Agreement, Coral agrees to deliver, or cause to be delivered, to MGC on a firm basis the quantities of Gas required at the Delivery Points to satisfy the Daily Gas Supply Requirements, not to exceed the Total Firm Entitlement.

          (b)  Receipt  Obligation.  Subject  to  and  in  accordance  with  the
               -------------------
     provisions of this Agreement, each Day during the term hereof, MGC agrees to receive, or cause to be received, from Coral on a firm basis at the Delivery Points, the Daily Gas Supply Requirements, not to exceed the Total Firm Entitlement. MGC does not, by its execution of this Agreement, incur any minimum purchase or "load factor" obligation in favor of Coral.

          (c) Delivery  Points.  The Delivery  Point(s) shall be the point(s) of
              ----------------
     delivery set forth in the Interstate Transportation Agreements, the Storage Agreement, and the CNR Agreement (identified as "Scheduling Points" in the CNR Agreement), as each may be amended from time to time, that are physical interconnects between the TCo System and the MGC System or between the Tennessee System and the MGC System or constitute "Scheduling Points" under the CNR Agreement, LESS AND EXCEPT, the Retained Delivery Points. The
                          ---------------
     Delivery Point(s) may be added or deleted only by mutual agreement; provided, however, that Coral agrees to add or delete any Delivery Point(s) requested by MGC to the extent such changes, in the aggregate, do not increase Coral's maximum daily delivery obligation hereunder to a level in excess of the amount of the Released Interstate Transportation Capacity and the Released Storage Capacity in a particular operating area on the TCo System or the Tennessee System. MGC's release and assignment of the Released Interstate Transportation Capacity, the Released Storage Capacity, and the CNR Agreement to Coral pursuant to this Agreement shall save and except the Retained Delivery Points.

          (d) Title;  Risk of Loss.  Title to all Gas delivered  hereunder shall
              --------------------
     pass from Coral to MGC at the Delivery Point(s). As between the Parties, Coral shall be deemed to be in exclusive control and possession of all Gas delivered hereunder, and shall be responsible for any loss or liability resulting from injury to or death of any person, persons, or other living things, or loss, damage or destruction of property, caused thereby, prior to the time such Gas shall have been delivered to MGC at the Delivery Point(s). MGC shall be deemed to be in exclusive control and possession of all Gas delivered hereunder, and responsible for any loss or liability resulting from injury to or death of any person, persons, or other living things, or loss, damage or destruction of property, caused thereby, at and after the delivery of such Gas to MGC at the Delivery Point(s).

     3.5     Administrative  Services.  Coral  shall  perform  the  following
             ------------------------
administrative  functions  ancillary  to  the  other  Services described herein:

          (a) review the books and records of all Transporters to verify Gas receipts, deliveries, imbalances, invoices, and other information relevant to the transactions contemplated in this Agreement, inform MGC of any
                                                              ------------------
     apparent  material  inaccuracies,  and  endeavor  to resolve  any  material
     ---------------------------------------------------------------------------
     discrepancies so as to avoid charges for late payment;
     ------------------------------------------------------

          (b) provide to MGC the periodic reports containing: (i) information consistent with MGC's reporting requirements under applicable laws and regulations promulgated by FERC, the West Virginia PSC, or other governmental authority having jurisdiction; (ii) a report showing Daily injections and withdrawals of Gas into and from storage pursuant to the Storage Agreement; (iii) a report showing the Daily quantities of Gas transported using the Released Interstate Transportation Capacity and the rights under the CNR Agreement; and (iv) a report identifying all transportation capacity release and storage capacity release transactions entered into by Coral relating to, respectively, the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights under the CNR Agreement; provided, however, that nothing contained in this
     Section  3.5(b) or Section  10.4 shall  require  Coral to  disclose  to MGC
     ---------------    -------------
     specific information concerning any of Coral's Gas sale, Gas supply, transportation, storage, gathering, financial hedging, or other contracts or any term or provision thereof, customer or supplier information, or other proprietary information of Coral not directly related to the transactions contemplated in this Agreement;

          (c) promptly notify MGC of any material or significant matters relating to the Services, and Coral's performance of its duties hereunder;

          (d)  monitor and provide to MGC prompt  notice of  transportation  and
               -----------------------------------------------------------------
     storage issues under consideration by the FERC, as well as proposed changes
     ---------------------------------------------------------------------------
     in the  FERC Gas  tariff  of any  Transporter,  that  are  relevant  to the
     ---------------------------------------------
     Released Interstate Transportation Capacity and the Released Storage Capacity; and

          (e) consult with and advise representatives or employees of MGC when requested to do so by MGC concerning any matters related to the Services.

     3.6     Access and Cooperation.  MGC shall select one (1) key employee from
             ----------------------
MGC's Gas supply department to be resident in Coral's Houston, Texas, office during the term of this Agreement (the "MGC Employee"). The MGC Employee shall
                                         ------------
remain the employee of MGC, and the MGC Employee's work shall continue to be subject to the direction and control of MGC. MGC may, from time to time, replace the previously designated MGC Employee with another key employee from MGC's Gas supply department who shall then become the "MGC Employee" hereunder. The MGC Employee shall be given reasonable access to and the right to observe Coral's Day-to-Day operations relating to the Services and the right to consult with and ask questions of Coral's employees regarding the performance of the
Services, in each case in a manner which is reasonable and will not unduly interfere with Coral's orderly performance of the Services. Prior to the commencement of the MGC Employee's work in Coral's offices, the MGC Employee and Coral shall execute a confidentiality agreement in the form attached hereto as
Exhibit  I  with  respect  to  his  or her work under this Section 3.6.  Coral's
----------                                                 -----------
employees may ask questions of and consult with the MGC Employee regarding the performance of the Services, in each case in a manner which is reasonable and will not unduly interfere with the MGC Employee's work for MGC on matters related to this Agreement. It is anticipated that the MGC Employee will spend most of his or her working time in Coral's Houston office, although the MGC Employee may spend some working time in MGC's offices and at other locations as may be reasonable under the circumstances. Coral shall provide the MGC Employee with an office and office furnishings and supplies comparable to Coral employees with similar positions in Coral's Houston office, including a telephone and a personal computer with Internet access. Coral shall also provide the MGC Employee reasonable access to and the right to use photocopy equipment. The MGC Employee shall not have access to Coral's licensed computer software; provided, however, that Coral shall cooperate with and assist MGC and the MGC Employee in any attempts by MGC and the MGC Employee to obtain their own licenses with respect to such software for use in Coral's offices. [*].

     3.7     Compensation.  Except  for  the payment of the amounts set forth in
             ------------
Article  VIII,  Coral  shall receive no additional fee or other compensation for
-------------
the performance of the Services. Except for the compensation and payments provided herein, neither Party has made or agreed to make any payments, loans, or promises or offers of payments or loans to the other Party or any officer, director, employee or representative of the other Party in connection with the procurement, negotiation, execution or performance of this Agreement; provided, however, that the foregoing shall not apply to meals, entertainment, or non-monetary gifts which are of a nominal value or customary in the gas marketing industry.

     3.8     Limitation  of  Relationship, Authority.  Coral shall not be deemed
             ---------------------------------------
to be the agent or attorney-in-fact of MGC. Coral shall have no authority to amend, modify, or waive compliance with any Interstate Transportation Agreement, the Storage Agreement, or the CNR Agreement. Coral shall not undertake to negotiate new agreements or submit transaction proposals to third parties without MGC's written consent. All contracts and agreements of every kind and character arranged for and negotiated by Coral pursuant hereto must be executed by a duly authorized officer or other representative of MGC before any such contract or agreement will become binding on MGC. Nothing contained in this Agreement shall be deemed or construed to create a relationship among the Parties of partnership, joint venture, agency, or other relationship creating fiduciary, quasi-fiduciary, or similar duties and obligations inter se, or that would otherwise subject the Parties to joint and several or vicarious liability in favor of any third party. Coral shall perform the Services hereunder as an independent contractor and under the sole supervision, management, direction, and control of Coral in accordance with the specifications herein set out. Any provision of this Agreement that appears to give MGC a measure of control over the details of the Services shall be deemed to mean that Coral shall follow the general guidelines and desires of MGC, but MGC shall look to Coral for results only and shall have no right at any time to direct or supervise Coral or its servants or employees in the performance of such work or as to the manner, means, and method in which the Services are performed. Neither Coral nor anyone employed by Coral shall be deemed to be an employee, agent, or servant of MGC. Coral shall be responsible for the payment of local, state, and federal income tax, social security tax, workers' compensation insurance, unemployment tax, and other similar payments, if any, relating to Coral's business and employees, and MGC shall not withhold any amounts for such purposes from payments made to Coral as long as Coral provides a valid withholding exemption certificate. As an independent contractor, neither Coral nor anyone employed by Coral shall be eligible for the benefits provided to regular employees of MGC, including, without limitation, health and disability insurance.

     3.9     Standard  of Performance.  Coral shall perform the Services in good
             ------------------------
faith, in a good and workmanlike manner, with due diligence and dispatch, in accordance with the particular nature of the obligations created by this Agreement and good practice in the Gas marketing industry, and in compliance with all applicable laws, rules, regulations, and orders.

                                   ARTICLE IV
                           NOMINATIONS AND SCHEDULING
                           --------------------------

     4.1     First-of-Month  Nominations.  Each  Month  during  the term of this
             ---------------------------
Agreement,  no  later  than[*]  Days  prior to the closing date of the NYMEX Gas
---------------------------     ------------------------------------------------
futures  contract  for  deliveries of  Gas during the next succeeding Month, MGC
----------------------------------------------------------------------------
shall deliver to Coral a preliminary nomination of the Daily Gas Supply Requirements for each Day of the next succeeding Month. After Coral's receipt of such preliminary nomination, Coral shall consult with MGC to develop a plan for delivering the estimated Daily Gas Supply Requirements at the Delivery Point, which plan shall include: (i) the estimated quantities of Local Production and MGS Supplies to be delivered into the MGC System; (ii) the estimated  load  for  transportation  customers on the MGC System; and (iii) the
                                                                   ---------
aggregate quantities of Gas representing Coral Sale Volumes estimated to be required hereunder. Coral and MGC agree to cooperate to finalize such nominations and plan of delivery as expeditiously as possible. No later than[*]
                                                                -------------
Business  Days  prior  to the closing date of the NYMEX Gas futures contract for
--------------------------------------------------------------------------------
deliveries  of Gas during the next succeeding Month, MGC will provide to Coral a
----------------------------------------------------
final nomination setting forth the final nominations concerning Local Production and MGS Supplies, transportation customer nominations, and Daily Gas Supply Requirements for the next Month. Notwithstanding the provisions of this Section
                                                                         -------
4.1  and  Section  4.2,  MGC  shall  have  no liability to Coral in the event of
----------------------
divergences between its actual Daily Gas Supply Requirements and the quantities of Gas nominated pursuant to this Article IV, and no such divergence between
                                      ----------
actual requirements and nominated quantities shall affect or limit the obligations of Coral to deliver Gas hereunder.

     4.2     Changes  in  Nominations.  During  any  Month,  Coral and MGC shall
             ------------------------
consult as necessary concerning MGC's anticipated Gas supply requirements, the particular sources of supply, and transportation paths to be used by Coral to satisfy such requirements. If MGC, during any Month, desires to change the quantity of the Daily Gas Supply Requirements nominated pursuant to Section 4.1
                                                                     -----------
for delivery on any Day, then no later than [*] prior to the nomination deadline of the Final Transporter for the next Day, MGC shall provide to Coral written notice in the form of a transaction confirmation substantially in the form of Exhibit H that has been properly completed in all material respects, setting
----------
forth  the  quantities  of  Gas by which MGC desires to increase or decrease its nomination hereunder, and the Day(s) on which MGC desires such changed nomination to be in effect. Such change of nomination shall be effective for all purposes under this Agreement when Coral is deemed to have received MGC's notice thereof under Section 16.1.
                        -------------

     4.3     Failure  to Nominate.  If MGC fails to make the final nomination of
             --------------------
its Daily Gas Supply Requirements for any Month in a timely manner as provided in Section 4.1, Coral shall be entitled to use the preliminary Daily Gas Supply
    -----------
Requirements  for  that Month submitted by MGC pursuant to the first sentence of
Section  4.1.  If  MGC  fails  to  provide  either  the  preliminary  or  final
------------
nominations  required  under Section 4.1 in a timely manner as provided therein,
----------                   -----------
Coral shall be entitled either to use the Daily Gas Supply Requirements nominated by MGC for the immediately preceding Month, or take such other action as Coral, in its reasonable judgment exercised in good faith, deems to be appropriate under the circumstances.

     4.4     Form  of  Nomination.  Except as otherwise provided in Section 4.3,
             --------------------                                   -----------
nomination notices to Coral will be accepted by telephone conversation, which may be recorded, but shall be confirmed by facsimile of a transaction confirmation substantially in the form of Exhibit G that has been properly
                                                ---------
completed  in  all  material  respects,  sent  as  provided  in  Section  16.1.
                                                                 -------------

                                    ARTICLE V
                                     DEFAULT
                                     -------

     5.1     Coral's Failure to Deliver.  If, on any Day during the term of this
             ---------------------------
Agreement, Coral fails to deliver to MGC at the Delivery Points the quantities of Gas required by MGC to satisfy the Daily Gas Supply Requirements (not to exceed the Total Firm Entitlement), and such failure is not the result of (a) Force Majeure, (b) any of the causes enumerated and excused in Section 5.4 and
--------------                                                   -----------
Section  11.2  (if applicable) below, or (c) any material act or omission of MGC
-------------
that  directly  affects  Coral's  ability  to  perform,  a  "Seller's Deficiency
                                                             -------------------
Quantity" shall be deemed to exist and shall be equal to the positive difference
--------                                                              ----------
(if any) obtained by subtracting (i) the Coral Sale Volumes on any Day from (ii)
                     -----------                                       ----
the  Daily  Gas  Supply  Requirements  (or,  for  purposes of Section 5.3, MGC's
                                                              -----------
nominated Daily Gas Supply Requirements) on such Day, not to exceed the Total Firm Entitlement. No Seller's Deficiency Quantity shall exist for purposes of this Agreement if Coral's failure to perform under this Section 5.1 is excused
                                                          -----------
as provided in the immediately preceding sentence hereof. If Coral fails to deliver to MGC at the Delivery Points the quantities of Gas required by MGC to satisfy the Daily Gas Supply Requirements (not to exceed the Total Firm Entitlement), then, whether or not such failure by Coral to deliver is excused or unexcused, (x) the Parties will cooperate in their respective efforts to cure or mitigate such failure and (y) Coral shall dedicate the Released Interstate Transportation Capacity, the Released Storage Capacity, and all rights under the CNR Agreement to MGC's exclusive use in attempting to cover such Daily Gas Supply Requirements. Without limiting the foregoing, Coral shall use Best Efforts to cooperate with and assist MGC in locating and transporting to the Delivery Points supplies of Gas to satisfy such undelivered Daily Gas Supply Requirements (not to exceed the Total Firm Entitlement). While the Released Interstate Transportation Capacity, the Released Storage Capacity, and all rights under the CNR Agreement are dedicated to MGC's exclusive use pursuant to this Section 5.1, MGC, to the extent permitted by applicable laws and FERC
      ------------
regulations, shall cooperate with and assist Coral in facilitating the use of the portion of such dedicated capacity not required by MGC for the transportation of the Daily Gas Supply Requirements to transport other quantities of Gas that Coral is obligated to deliver at points of delivery on or served by the Released Interstate Transportation Capacity. Within three (3) Business Days after any failure by Coral to perform its obligations under
Section  3.4(a),  whether  excused  or  unexcused,  Coral shall submit to MGC in
---------------
writing a detailed explanation, based on the best information then available to Coral, of the factors which led to Coral's failure to perform, and the measures, if any, which Coral will take to prevent a recurrence.

     5.2     Mitigation;  Cover.  MGC  shall  exercise Best Efforts to cover any
             -------------------
Seller's Deficiency Quantity by making any reasonable purchase of or contract to purchase Replacement Gas in the manner contemplated by Chapter 46, Article 2,
Section 712(1) of the West Virginia Code. If MGC purchases Replacement Gas, Coral shall pay to MGC, as "cover" damages, an amount equal to the sum of:
                                                                         ---

          (a) with respect to the portion (if any) of such Seller's Deficiency Quantity that constitutes an Undelivered Storage Quantity, the product
                                                                         -------
     obtained by multiplying  (i) the quantity of Replacement Gas purchased with
                 -----------
     respect to such Undelivered Storage Quantity, by (ii) the price paid by MGC
                                                   --
     to acquire such Replacement Gas; plus
                                      ----

          (b) with respect to the portion (if any) of such Seller's Deficiency Quantity that does not constitute an Undelivered Storage Quantity, the product obtained by multiplying (i) the quantities of Replacement Gas
     -------               -----------
     purchased with respect to such portion of the Seller's Deficiency Quantity,
     --------------------------------------------------------------------------
     by (ii) the positive difference,  if any, obtained by subtracting the price
     --                   ----------                       -----------
     that would have been applicable to such portion of the Seller's Deficiency Quantity under this Agreement if such Gas had been delivered from the price
                                                                  ----
     paid by MGC to acquire such Replacement Gas; plus
                                                  ----

          (c) incremental transportation costs (if any) incurred by MGC as the result of the Seller's Deficiency Quantity and the purchase of Replacement Gas.

Coral shall also be responsible for the payment of all Transportation Penalties imposed as the result of the Seller's Deficiency Quantity. All Replacement Gas purchased and received by MGC as contemplated in this Section 5.2 shall be
                                                            -----------
treated as having been delivered by Coral hereunder for purposes of (i) determining when the total quantities of Coral Sale Volumes delivered in any Contract Year equal the Fixed Price Quantity, and (ii) determining the portion (if any) of an Excess Withdrawal Quantity to be carried over under Section 8.4,
                                                                    -----------
but  not  for  any  other  purposes.  [*].

     5.3     Inability  Timely  to  Cover;  Damages.  If  MGC  is  unable by the
             ---------------------------------------
exercise of Best Efforts to purchase Replacement Gas as provided in Section 5.2,
                                                                    -----------
MGC shall exercise Best Efforts to minimize any adverse consequences of the Seller's Deficiency Quantity at and downstream of every Delivery Point affected thereby. To the extent MGC is unable to cover a Seller's Deficiency Quantity occurring on any Day by the acquisition of Replacement Gas as provided in
Section  5.2,  then,  with  respect  to  the  portion of such uncovered Seller's
------------
Deficiency Quantity that constitutes an Undelivered Storage Quantity, Coral shall pay to MGC an amount equal to the product obtained by multiplying (a) the
                                         -------             -----------
amount  of  the  Undelivered  Storage  Quantity,  by  (b)  the  Weighted Average
                                                  --
Injection Period Price in effect at the time when the relevant Seller's Deficiency Quantity occurs. Coral's payment of the amount required by the preceding sentence with respect to an Undelivered Storage Quantity when required pursuant to this Section 5.3 and Section 10.2 shall (i) be deemed to constitute
                  -----------     ------------
the delivery by Coral of such Undelivered Storage Quantity for purposes of (A) determining when the total quantities of Coral Sale Volumes delivered in any Contract Year equal the Fixed Price Quantity and (B) determining the portion (if any)  of an Excess Withdrawal Quantity to be carried over under Section 8.4, but
                                                                -----------
not for any other purposes, and (ii) release Coral from the obligation to pay any further damages with respect to such Undelivered Storage Quantity, but (without duplication of any damages) shall not release Coral from any obligation to pay any Termination Payment or to pay and indemnify MGC as hereinafter provided  in  this  Section  5.3.  Payment  for any Undelivered Storage Quantity
                    ------------
pursuant  to  this  Section  5.3  shall  not  be considered "cover" damages.  In
                    ------------
addition, to the extent that, notwithstanding MGC's exercise of Best Efforts, MGC incurs bona fide damage, loss, or liability in favor of any third party (including, without limitation, Permitted MGC Affiliates) as the direct result of such uncovered Seller's Deficiency Quantity or any costs and expenses in attempting to minimize any adverse consequences of the Seller's Deficiency Quantity downstream of the Delivery Point(s) affected thereby, then in lieu of the remedy provided under Section 5.2 with respect to any portion of a Seller's
                           -----------
Deficiency Quantity for which Replacement Gas is not obtained, Coral shall pay and indemnify MGC against (a) all reasonable costs and expenses incurred by MGC in accordance with this Section 5.3 attempting to minimize any adverse
                            ------------
consequences of the Seller's Deficiency Quantity downstream of the Delivery Point(s) affected thereby and (b) all Claims by any third party (including, without limitation, Permitted MGC Affiliates) directly resulting from or caused by such Seller's Deficiency Quantity up to an amount not to exceed, for any individual occurrence or in the aggregate, [*]. The sole and exclusive remedy of Coral (a) for any failure by MGC to exercise Best Efforts to cover as required by Section 5.2 and (b) for any failure by MGC to exercise Best Efforts
             -----------
to minimize any adverse consequences of a Seller's Deficiency Quantity as required by this Section 5.3 shall be as an offset to Coral's obligations under
                  -----------
this  Section  5.3.
      ------------

     5.4     Excuse  of  Delivery  Default.  Subject to Sections 6.1(b), 6.3(b),
             ------------------------------             ------------------------
and  6.4, no Seller's Deficiency Quantity shall result under this Agreement, nor
--------
shall  Coral incur liability in favor of MGC for damages under Sections 5.2, 5.3
                                                               ------------ ----
or otherwise, to the extent that Coral's inability to perform its obligations under Section 5.1 (x) is not attributable to any act or omission by Coral and
       ------------
(y)  is  attributable  to:

          (a) the receipt by either Party of an Emergency Notice affecting primary points of receipt or delivery under the Interstate Transportation Agreements, the Storage Agreement, or the CNR Agreement that is not caused by the act or omission of Coral, requiring a reduction in deliveries of Gas by Coral or receipts of Gas by MGC; or

          (b) the failure for any reason of any Transporter under any Interstate Transportation Agreement, the Storage Agreement, or the CNR Agreement to deliver at any Delivery Point quantities of Gas properly Scheduled by Coral affecting primary points of receipt or delivery under the Interstate Transportation Agreements, the Storage Agreement, or the CNR Agreement on the relevant Transporter's system.

In addition, Coral shall have no liability or obligation in favor of MGC in the event of (i) the failure by any seller of Local Production or by MGS with respect to the MGS Supplies to deliver quantities of Gas properly nominated by MGC to any such party; or (ii) the delivery by MGS or such a third party seller of Local Production of Gas not in conformity with the pressure or quality specifications contained in the applicable Gas purchase agreements. Coral shall exercise reasonable efforts to mitigate the effects of any shortfall in Gas supply caused by the circumstances described in this Section 5.4, but Coral
                                                          -----------
shall have no liability in favor of MGC if Coral is unsuccessful in such reasonable efforts to mitigate.

     5.5     Remedies  for  Non-Performance.  Without  limiting  the remedies in
             ------------------------------
Sections  5.2 and 5.3, upon the occurrence of a Default, the Party which has not
---------------------
committed  the  Default  (the  "non-defaulting  Party")  will  have the right to
                                ---------------------
exercise all rights and remedies available to it under this Agreement, at law, and in equity, including, without limitation, the rights (a) [*] (b) to enforce any security provided by the Party who has committed the Default (the "defaulting Party") to the non-defaulting Party; and (c) [*].
 -----------------

     5.6     Limitation  on  Damages.  [*]
             -----------------------

     5.7     Early  Termination.
             ------------------

          (a) If a Default occurs with respect to either Party at any time during the term of this Agreement, the non-defaulting Party, in addition to any other rights and remedies available to it under this Agreement, at law, and in equity, may, upon [*] written notice and opportunity to cure to the defaulting Party, which notice shall be given no later than [*] after notice from the non-defaulting Party to the defaulting Party of the occurrence of the Default, establish an Early Termination Date [*].[*].

          (b) If an Early Termination Date occurs by reason of a Default, the non-defaulting Party shall in good faith calculate its damages, including its associated costs [*] and attorneys' fees, resulting from the termination of the Agreement (the "Termination Payment"). The Termination
                                        --------------------
     Payment will be determined by (i) comparing the net present value (determined in a commercially reasonable manner) of (A) the performance of this Agreement for the remaining term had it not been terminated, including, without limitation, the Services, quantities and prices applicable under this Agreement, to (B) the market value of performance equivalent to performance of this Agreement for the remaining term had it not been terminated, including, without limitation, equivalent services, quantities and market prices for such remaining term, and (ii) ascertaining the associated costs (not including lost profits or revenues) and attorneys' fees. To ascertain the market prices of a replacement contract, the non-defaulting Party may consider, among other valuations, any or all of the prices of NYMEX Gas futures contracts, quotations from leading dealers in Gas swap contracts, and other bona fide third party offers, all adjusted for the length of the remaining term and the basis differential. The non-defaulting Party shall give the defaulting Party written notice of the amount of the Termination Payment, inclusive of a statement showing its determination. The defaulting Party shall pay the Termination Payment to the non-defaulting Party within [*] of receipt of such notice. The occurrence of an Early Termination Date shall not relieve either Party of
     (i) any obligation under Article V, Section 10.4,  Articles XIV and XV, and
                              ---------  -------------  ------------     --
     Section 16.5, or (ii) any unfulfilled  obligation or undischarged liability
     ------------
     of such Party on the Early Termination Date. At the time for payment of any amount due under this Section 5.7(b), each Party shall pay to the other
                            ---------------
     Party all additional amounts payable by it as the result of any such unfilled obligation or undischarged liability under this Agreement (including, without limitation, any amounts owed by either Party under
     Section  3.3(g)),  but all such amounts shall be netted and aggregated with
     ----------------
     any Termination Payment payable hereunder.

     5.8     Set-off.  Each  Party  reserves  to  itself  all  rights, set-offs,
             -------
counterclaims, and other remedies and/or defenses which such Party is or may be entitled to assert arising from or out of this Agreement. All outstanding transactions subject to this Agreement and other agreements between Coral and MGC, and the obligations to make payment in connection herewith and therewith may be off-set against each other, set-off, or recouped therefrom.

     5.9     Curtailment.
             -----------

          (a) In the event that a Transporter on any Day gives notice to Coral, by Emergency Notice or otherwise, that it will curtail the firm transportation capacity (or the primary points of receipt and/or delivery thereunder) under the Interstate Transportation Agreements, the Storage Agreement, and/or the CNR Agreement, with the result that Coral is unable to perform its obligations under Section 3.4(a) on any Day, Coral shall
                                        ---------------
     notify MGC as soon as practicable after the receipt of such notice. Coral and MGC shall immediately consult regarding all feasible measures to offset Transporter's curtailment, including a request for relief under the Transporter's FERC or West Virginia PSC Gas tariff. Any resulting curtailment of MGC's Daily Gas Supply Requirements shall not exceed the quantities curtailed by the Transporter under the Interstate Transportation Agreements, the Storage Agreement, and/or the CNR Agreement.

          (b) [*].


                                   ARTICLE VI
                             CONDITIONS OF DELIVERY
                             ----------------------

     6.1     Pressure.  (a)     Coral  shall  deliver, or cause to be delivered,
             --------
thermally equivalent quantities of Gas intended for delivery as Coral Sale Volumes at pressures sufficient to cause such Gas to enter the transmission facilities of the Final Transporter, but not in excess of the applicable maximum allowable operating pressure specified in the Final Transporter's FERC or West Virginia PSC Gas tariff. If a Final Transporter is unable to receive such Gas for which delivery is attempted because of insufficient delivery pressure, the first Party to discover such circumstance shall provide to the other Party prompt verbal notice of such fact, followed by written notice. If such Final Transporter's inability to receive such Gas prevents Coral from complying with its obligations under Section 3.4(a), the quantity of Gas that such Transporter
                       --------------
was unable to receive because of insufficient delivery pressure shall be treated as a Seller's Deficiency Quantity subject to the provisions of Sections 5.2 and
                                                                ----------------
5.3.
---

          (b) If (i) Coral  complies with its  obligations  under Section 6.1(a)
                                                                  --------------
     with respect to a Final Transporter utilizing the Released Interstate Transportation Capacity, but (ii) the relevant Final Transporter is unable to deliver to MGC at a Delivery Point Gas intended for delivery as Coral Sale Volumes because of pressures insufficient to cause such Gas to enter the MGC System at such Delivery Point, the resulting shortfall in deliveries of Gas shall not be treated as a Seller's Deficiency Quantity, but Coral shall be responsible and liable for the payment to MGC of all damages of every kind or nature which MGC may incur or suffer as a result of such inability to deliver; [*]. Coral agrees to use reasonable efforts to pursue all remedies available to Coral against such a Transporter utilizing the Released Interstate Transportation Capacity; provided, however, that MGC shall reimburse Coral on a current basis for all reasonable costs and expenses (including attorneys' fees, court costs, and costs of settlement) incurred by Coral in the pursuit of such remedies. MGC shall have full control over Coral's pursuit of such remedies and any settlement with respect thereto and may select the legal counsel retained by Coral to pursue such remedies and settlement; provided that, MGC agrees not to request or cause Coral (or such legal counsel on behalf of Coral) to pursue any such remedies or settlement in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United States of America relating to Gas transportation or storage. Coral shall not agree to the settlement of any such claim against such Transporter without MGC's express written consent. All damages and other compensation recovered by Coral from such Transporter pursuant to the foregoing shall be held in trust by Coral for the benefit of MGC. To the extent that assignment of such Claims from Coral to MGC is permitted under applicable laws, rules, regulations and orders of any governmental authority having jurisdiction and under the terms of the contracts or agreements under which such Claims arise, then MGC and Coral agree that, in satisfaction of all damages for which Coral is responsible and liable as a result of such inability to deliver, Coral shall assign to MGC all Claims that Coral, in its capacity as the replacement shipper under the Interstate Transportation Agreements, may have against such Final Transporter as the result of such Transporter's inability to deliver Gas to MGC because of insufficient pressures. At MGC's request, Coral agrees to cooperate and assist MGC in MGC's prosecution, settlement or other pursuit of such Claims; provided, however, that MGC agrees not to request Coral to cooperate or assist MGC in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United States of America relating to Gas transportation or storage. MGC shall reimburse Coral on a current basis for all reasonable out-of-pocket costs and expenses incurred by Coral in rendering such cooperation and assistance.

     6.2     Measurement.  All  Gas  delivered  under  this  Agreement  shall be
             ------------
measured, for purposes of this Agreement, at the meter owned by the Final Transporter at each Delivery Point. All such measurements shall be made in accordance with the applicable provisions of the FERC Gas tariff of the Final Transporter, as such provisions may be changed from time to time. To the extent permissible under the applicable transportation agreements, each Party shall have the right to install, maintain, and operate, at its sole cost and expense, check measuring equipment at each Delivery Point on a Transporter's system. Promptly upon its receipt of notice from the relevant Transporter, the Party in privity of contract with such Transporter shall provide to the other Party notice of, and shall use reasonable efforts to cause such Transporter to permit such other Party to be present to observe, any cleaning, changing, repairing, inspection, testing, calibration, or adjustment of any measurement equipment at any Delivery Point on such Transporter's system. Upon the request of the Party not in privity with such Transporter, and subject to any confidentiality restrictions in favor of the Transporter contained in the applicable transportation agreement, the Party in privity with such Transporter shall provide to the other Party, for inspection and verification by such other Party, the records, charts, and associated measurement data received by the Party in privity from its Transporter. If a Party not in privity with a Transporter desires to conduct an unscheduled cleaning, changing, inspection, testing, calibration, or adjustment of any measurement equipment at a Delivery Point on such Transporter's system, such Party shall provide notice of the desired action to the Party in privity with such Transporter, and both Parties shall use reasonable efforts to secure prompt execution of the action desired by the requesting Party. All costs and expenses incurred in connection with any such cleaning, changing, inspection, testing, calibration, or adjustment of such measurement equipment shall be borne and paid by the requesting Party. For purposes of this Agreement, Coral shall be deemed to be the Party in privity of contract with the Transporters providing the Released Interstate Transportation Capacity, the Released Storage Capacity, and the assigned rights under the CNR Agreement. Any retroactive adjustment to metered quantities secured under the terms of any agreement with the Final Transporter shall be reflected by Coral in a corrected invoice under this Agreement.

     6.3     Quality.  (a)     The  quality  of all Coral Sale Volumes delivered
             -------
hereunder shall conform to the quality specifications, including specifications with regard to caloric value, applicable to points of receipt contained in the FERC or West Virginia PSC Gas tariff of the Final Transporter, as such provisions may be changed from time to time. If the MGC System is the Final Transporter, and to the extent that such a presumption arises under the FERC Gas tariff of any other Final Transporter, the acceptance by such Final Transporter of Coral Sale Volumes delivered by Coral into points of receipt on such Final Transporter's system in accordance with the procedures for monitoring Gas quality and rejecting non-conforming Gas contained in such Transporter's FERC or West Virginia PSC Gas tariff shall be presumed to evidence the conformity of such Coral Sale Volumes to the quality specifications of such Final Transporter. If the Final Transporter rejects thermally equivalent quantities of Gas intended for delivery as Coral Sale Volumes that Coral attempts to deliver into the Final Transporter's system because such Gas fails to meet such Transporter's point of receipt quality specifications, the first Party to discover such circumstance shall provide to the other Party prompt verbal notice of such fact, followed by written notice. Coral shall exercise reasonable efforts to correct any such failure to conform to the applicable quality specifications. If the Final Transporter's refusal to accept such non-conforming Gas prevents Coral from complying with its obligations under Section 3.4(a), the quantity of Gas
                                          ---------------
rejected by such Transporter pursuant to this Section 6.3(a) shall be treated as
                                              --------------
a  Seller's  Deficiency  Quantity  subject to the provisions of Sections 5.2 and
                                                                ----------------
5.3.
---

          (b) If (i) Coral  complies with its  obligations  under Section 6.3(a)
                                                                  --------------
     with respect to a Final Transporter utilizing the Released Interstate Transportation Capacity, but (ii) such Final Transporter delivers to MGC at a Delivery Point Gas intended for delivery as Coral Sale Volumes that does not conform to such Final Transporter's point of delivery quality specifications, and MGC rejects such Gas, the failure of such Final Transporter to Deliver conforming Gas shall not be treated as a Seller's Deficiency Quantity, but Coral shall be responsible and liable for the payment to MGC of all damages of every kind or nature which MGC may incur or suffer as a result of such Transporter's failure to deliver conforming Gas to MGC; [*]. Coral agrees to use reasonable efforts to pursue all remedies available to Coral against such a Transporter utilizing the Released Interstate Transportation Capacity; provided, however, that MGC shall reimburse Coral for all reasonable costs and expenses (including attorneys' fees, court costs, and costs of settlement) incurred by Coral in the pursuit of such remedies. MGC shall have full control over Coral's pursuit of such remedies and any settlement with respect thereto and may select the legal counsel retained by Coral to pursue such remedies and settlement; provided that, MGC agrees not to request or cause Coral (or such legal counsel on behalf of Coral) to pursue any such remedies or settlement in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United States of America relating to Gas transportation or storage. Coral shall not agree to the settlement of any such claim against such Transporter without MGC's expressed written consent. All damages and other compensation recovered by Coral from such Transporter pursuant to the foregoing shall be held in trust by Coral for the benefit of MGC. To the extent that assignment of such Claims from Coral to MGC is permitted under applicable laws, rules, regulations and orders of any governmental authority having jurisdiction and under the terms of the contracts or agreements under which such Claims arise, then MGC and Coral agree that, in satisfaction of all damages for which Coral is responsible and liable as a result of such Transporter's failure to deliver conforming Gas to MGC, Coral shall assign to MGC all Claims that Coral, in its capacity as the replacement shipper under the Interstate Transportation Agreements, may have against such Final Transporter as the result of such Transporter's failure to deliver conforming Gas to MGC. At MGC's request, Coral agrees to cooperate and assist MGC in MGC's prosecution, settlement or other pursuit of such Claims; provided, however, that MGC agrees not to request Coral to cooperate or assist MGC in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United States of America relating to Gas transportation or storage. MGC shall reimburse Coral on a current basis for all reasonable out-of-pocket costs and expenses incurred by Coral in rendering such cooperation and assistance.

     6.4     Other Delivery Obligations.  If, on any Day during the term of this
             ---------------------------
Agreement, (a) Coral fails to deliver to MGC at the Delivery Points the quantities of Gas required by MGC to satisfy the Daily Gas Supply Requirements (not to exceed the Total Firm Entitlement), (b) such failure to deliver would have constituted a Seller's Deficiency Quantity but for a cause or excuse set forth in clause (a) of Section 5.1 or clause (a) or clause (b) of Section 5.4,
                         -----------                                -----------
and (c) such failure to deliver is caused by or results from an act or omission of a Transporter, then, although the failure of such Transporter to deliver Gas is not treated as a Seller's Deficiency Quantity, Coral nevertheless shall be responsible and liable for the payment to MGC of all damages of every kind or nature which MGC may incur or suffer as a result of such failure to deliver Gas to MGC;[*]. Coral agrees that Coral will use reasonable efforts to pursue all remedies available to against such Transporter; provided, however, that MGC shall reimburse Coral on a current basis for all reasonable costs and expenses (including attorneys' fees, court costs, and costs of settlement) incurred by Coral in the pursuit of such remedies. MGC shall have full control over Coral's pursuit of such remedies and any settlement with respect thereto and may select the legal counsel retained by Coral to pursue such remedies and settlement; provided, however, that MGC agrees not to request or cause Coral (or such legal counsel on behalf of Coral) to pursue any such remedies or settlement in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United States of America relating to Gas transportation or storage. All damages and other compensation recovered by Coral from such Transporter pursuant to the foregoing shall be held in trust by Coral for the benefit of MGC. To the extent that assignment of such Claims from Coral to MGC is permitted under applicable laws, rules, regulations and orders of any governmental authority having jurisdiction and under the terms of the contracts or agreements under which such Claims arise, then MGC and Coral agree that in satisfaction of all damages for which Coral is responsible and liable as a result of such failure to deliver, Coral shall assign to MGC all Claims that Coral may have against such Transporter as the result of such act or omission which caused or resulted in such failure to deliver Gas to MGC. At MGC's request, Coral agrees to cooperate and assist MGC in MGC's prosecution, settlement or other pursuit of such Claims; provided that, MGC agrees not to request Coral to cooperate or assist MGC in a manner which is in violation of applicable laws, rules, regulations or orders of any governmental authority having jurisdiction, which is contrary to the established ethical policies of Royal Dutch Petroleum Company, The "Shell" Transport and Trading Company, plc., Shell Oil Company, CELP, or Coral or otherwise to good and honest business practices which are generally recognized in the Gas marketing industry, or which is contrary to a publically filed position of Shell Oil Company or any of its Affiliates in a proceeding before a regulatory agency or body in the United
States of America relating to Gas transportation or storage. MGC shall reimburse Coral on a current basis for all reasonable out of pocket costs and expenses incurred by Coral in rendering such cooperation and assistance. Coral covenants and agrees that all dealings with a Transporter that are undertaken by Coral or an Affiliate of Coral in connection with the performance of Coral's obligations under this Agreement will be undertaken by Coral, CELP, or a permitted assignee of Coral or CELP under Section 16.9.
                                                 -------------

                                   ARTICLE VII
                            MANAGEMENT OF IMBALANCES
                            ------------------------

     7.1     Upstream Imbalances.  Coral shall be responsible for the Management
             --------------------
of all transportation and storage imbalances relating to the Daily Gas Supply Requirements on all Transporter systems upstream of the Delivery Points. As frequently as required by the FERC Gas tariff or applicable transportation agreement of the relevant Transporter, Coral shall resolve all such transportation and storage imbalances in Gas or in cash, as Coral may elect, consistent with the requirements of the FERC Gas tariff or applicable transportation agreement of such Transporter. Except as otherwise provided in
Section  7.4, all Transportation Penalties and other costs and expenses incurred
------------
by Coral in connection with the Management of such transportation and storage imbalances shall be borne and paid by Coral. In addition, all economic gain or loss realized or suffered by Coral from any sales, purchases, or exchanges of Gas (whether on a current or forward basis) and other imbalance market transactions undertaken by Coral utilizing the transportation and/or storage imbalance tolerances in effect under the FERC Gas tariff or applicable transportation agreement of any Transporter shall be for Coral's account.

     7.2     Allocation  of  Deliveries.  For  purposes  of  this Agreement, Gas
             ---------------------------
delivered through the Delivery Points on each Day during the term hereof, as confirmed by MGC with the Final Transporter, shall be allocated according to the quantities of Gas actually delivered at the Delivery Points in the following order of priority: [*].

     7.3     Information.  MGC  agrees  to  provide  to  Coral  all  information
             ------------
necessary to enable Coral to comply with all Scheduling, balancing, and other requirements of all Transporters, including any changes in the Daily Gas Supply Requirements that could result in the incurrence of Transportation Penalties. MGC shall give to Coral as much advance written notice as is reasonably possible of any planned or unplanned shutdown of any portion of the MGC System or the facilities of any of MGC's transportation or sales customers or the construction of new facilities by any of MGC's customers affecting the level of the Daily Gas Supply Requirements. Upon reasonable advance request, MGC will notify Coral on a Daily, intraday, or hourly basis as to its actual or anticipated Gas requirements at any Delivery Point if, in Coral's reasonable judgment, such information is needed to avoid Transportation Penalties. In addition, each Party shall deliver to the other Party, no later than twenty-four (24) hours after receipt, copies of all pipeline statements received by such Party concerning, respectively, the quantities of Gas delivered by the Final Transporter at each Delivery Point.

     7.4     Downstream Imbalances.  MGC shall be responsible for the Management
             ----------------------
of all imbalances occurring on the MGC System between MGC and its customers downstream of the Delivery Points. As frequently as required by MGC's West Virginia PSC Gas tariff, MGC shall resolve all such imbalances in Gas or in cash, as MGC may elect, consistent with the requirements of such tariff and applicable Gas sale or transportation agreements with its customers. All
Transportation Penalties and other costs and expenses incurred by MGC in connection with the Management of such imbalances downstream of the Delivery Points shall be borne and paid by MGC. During the term of this Agreement, MGC agrees to take such actions as are necessary to maintain the quantities of such imbalances at levels consistent with the provisions of MGC's tariff and its past practices. [*]. Nothing contained in this Section 7.4 shall be interpreted to
                                             -----------
prevent either Party from negotiating freely with its respective individual customers or to limit the ability of either Party to serve such customers.

                                  ARTICLE VIII
                                  CONSIDERATION
                                  -------------

     8.1     Total Consideration.  As consideration for the sale by Coral to MGC
             -------------------
of the Coral Sale Volumes and the performance by Coral of the remainder of the Services, MGC shall pay to Coral, each Month during the term of this Agreement, an amount equal to the sum of:
                            ---

          (a)  the product  obtained by multiplying (i) the Fixed Price, by (ii)
                   -------              -----------                      --
               the portion of the Monthly Invoiced Sale Quantity for the preceding Month to which the Fixed Price applies under Section
                                                                         -------
               8.2; plus
               ---------

          (b)  the product obtained by multiplying (i) the Market Level Price by
                   -------             -----------                            --
               (ii) the portion of the Monthly Invoiced Sale Quantity for the preceding Month to which the Market Level Price applies under
               Section 8.2; plus
               -----------------

          (c)  the product  obtained by multiplying  (i) the amount by which the
                   -------              -----------
               total charges for transportation or storage service on any Transporter have been increased over the total charges in effect for such Transporter as set forth on Exhibit J, by (ii) the
                                                         --------------
               Monthly Invoiced Sale Quantity for the preceding Month; minus
                                                                       -----

          (d)  the product  obtained by multiplying  (i) the amount by which the
                   -------              -----------
               total charges for transportation or storage service on any Transporter have been reduced from the total charges in effect for such Transporter as set forth on Exhibit J, by (ii) the
                                                         --------------
               Monthly Invoiced Sale Quantity for the preceding Month; minus
                                                                       -----

          (e)  the  product  obtained  by  multiplying  (i)  the  amount  of the
                    -------                -----------
               Retained  Interstate   Transportation   Capacity,   by  (ii)  the
                                                                   --
               applicable FTS demand charge in effect under the applicable Interstate Transportation Agreements; minus
                                                     -----

          (f)  the amounts of all FERC-approved refunds relating to the Released
               Interstate   Transportation   Capacity  and/or  Released  Storage
               Capacity received by Coral during the preceding Month.

     8.2     Allocation  of  Price.  Each  Contract  Year, the Fixed Price shall
             ---------------------
apply to all Coral Sale Volumes delivered hereunder until the aggregate Coral Sale Volumes delivered during such Contract Year (inclusive of the quantities of
                                                  ---------
Gas  deemed  to  have  been  injected  into  storage  in  accordance  with  the
Injection/Withdrawal  Plan,  but  exclusive  of quantities of Gas deemed to have
                                  ---------
been withdrawn from storage under the Injection/Withdrawal Plan equal [*] Dth (the "Fixed Price Quantity"). The Market Level Price shall apply to all quantities of Coral Sale Volumes delivered during the remainder of such Contract Year in excess of the Fixed Price Quantity, inclusive of quantities of Gas
                                                  ---------
deemed to have been injected into storage under the Injection/Withdrawal Plan, but exclusive of quantities of Gas deemed to have been withdrawn from storage
     ---------
under  the  Injection/Withdrawal  Plan.

     8.3     Calculation of Coral Sale Volumes. Each Day, the quantity of  Coral
             ---------------------------------
Sale Volumes delivered hereunder shall be calculated as [*] of:

          (a) the total quantity of Gas (exclusive of Replacement Gas) delivered into the MGC System from any source during such Day at all points of delivery thereon, including, without limitation, the Delivery Points hereunder; [*]

          (b) all quantities of Gas transported by MGC on the MGC System on behalf of customers procuring their own Gas supplies at all points of delivery thereon, including, without limitation, the Delivery Points hereunder; [*]

          (c) all Local Production and MGS Supplies delivered into the MGC System during such Day at all points of delivery thereon, including, without limitation, the Delivery Points hereunder;

provided, however, that Replacement Gas purchased and received by MGC as contemplated in Section 5.2 shall be included in the calculation of Coral Sale
                  ----------- -----
Volumes  delivered  each  Day  for  purposes  only of determining when the total
                                              ----
quantities of Coral Sale Volumes delivered in any Contract Year equal the Fixed Price Quantity. For purposes of allocating withdrawals of Gas from storage to Coral Sale Volumes on a Daily basis, the quantity of Gas specified under the Injection/Withdrawal Plan for withdrawal during a Month shall be deemed withdrawn from storage on each Day during such Month pro rata on the basis of the number of Days in such Month. For any Day on which Gas is deemed to be withdrawn from storage under the Injection/Withdrawal Plan (as allocated on a Daily basis pursuant to this Section 8.3), the Coral Sale Volumes delivered
                                  -----------
during  such  Day,  calculated  as provided in this Section 8.3, shall be deemed
                                                    -----------
first to constitute Gas withdrawn by Coral from storage up to the maximum quantity of Gas deemed to be withdrawn from storage during such Day under the Injection/Withdrawal Plan.

     8.4     Excess  Withdrawal  Quantities.  To the extent that the quantity of
             ------------------------------
Coral Sale Volumes delivered during any Day is less than the maximum quantity of Gas deemed to be withdrawn from storage during such Day under the Injection/Withdrawal Plan (plus any Excess Withdrawal Quantity carried over to such Day from the preceding Day), then such excess shall constitute an "Excess
                                                                          ------
Withdrawal  Quantity"  for such Day.  If an Excess Withdrawal Quantity occurs on
 -------------------
the same Day as a Seller's Deficiency Quantity, such Excess Withdrawal Quantity shall also constitute an "Undelivered Storage Quantity" to the extent of the Seller's Deficiency Quantity for such Day. The portion, if any, of the Excess Withdrawal Quantity for any Day (net of any Undelivered Storage Quantities as to which payment is made in accordance with Sections 5.2 and 5.3) shall be carried
                                          --------------------
over to the next Day for purposes of allocating Coral Sale Volumes under Section
                                                                         -------
8.3,  and  the  Coral Sale Volumes delivered during such next Day, calculated as
---
provided  in Section 8.3, shall be deemed (i) first to constitute Gas previously
             -----------
withdrawn by Coral from storage to the extent of such carried over Excess Withdrawal Quantity and (ii) second to constitute Gas withdrawn by Coral from storage up to the maximum quantity of Gas (if any) deemed to be withdrawn from storage under the Injection/Withdrawal Plan during such next succeeding Day.

     8.5     Alternative  Index.
             ------------------

          (a) If the index or other price source used to determine the [*] Index Price ceases to be available in the future for such determination, the Parties agree promptly to negotiate a mutually satisfactory alternative index or other price source to maintain as nearly as practicable the prior economic relationships. If, on or before thirty (30) Days after notice is received by one Party that the applicable index or other price source is no longer available, the Parties are unable to agree as to the unavailability of such index or other price source or on a substitute index or price source, the Parties shall submit such determination to arbitration in accordance with Section 16.12.
                                                               -------------

          (b) Upon the determination of the new index or price source pursuant to Section 8.5(a), the total consideration computed under Section
                  --------------                                         -------
               8.1 will be  adjusted  retroactively  to the date as of which the
               ---
               relevant index or price source ceased to be available and the net difference shall be promptly paid upon demand by Coral or MGC, as the case may be. Until a determination has been made by agreement or otherwise that the relevant index or price source has become unavailable and the new index or price source has been determined and applied retroactively, payments shall be made in the interim on the basis of the last prices quoted in the relevant index or price source prior to the time that it ceased to be available.


                                   ARTICLE IX
                            FINANCIAL RESPONSIBILITY

     9.1     Joinder  of  CELP.
             -----------------

             [*].

     9.2     Covenants  Relating  to  Financial  Responsibility.
             --------------------------------------------------

             [*].

                                    ARTICLE X
                           BILLINGS AND PAYMENT; AUDIT
                           ---------------------------

     10.1     Invoices.  On  or  before  the  twentieth  (20) Day of each Month,
              --------
Coral shall provide to MGC a written invoice covering (a) the amount of all consideration payable under Article VIII with respect to Gas delivered during
                               ------------
the preceding Month in the detail contemplated in Section 8.1, and (b) all other
                                                  -----------
amounts, costs, and expenses payable by or owed to either Party hereunder for the preceding Month. To the extent that MGC determines that Coral is obligated to pay damages under Sections 5.2 or 5.3, MGC shall provide to Coral a written
                       -------------------
invoice setting forth the amount of such damages claimed by MGC. Billing and payment for Gas will be based on actual quantities of Gas delivered hereunder; provided that, if actual quantities of Gas are not known at the time Coral issues its invoice, Coral will base its invoice on the nominated quantities of Coral Sale Volumes, and differences between such nominated quantities and actual quantities of Gas will be corrected or settled in cash by reflecting such settlement or correction in the invoice for the following Month.

     10.2     Payments.  Payment  of  all  funds  shall be made in U.S. currency
              --------
and, as indicated below, in such manner that funds are immediately available to the Party to whom payment is due on the applicable due date. All amounts payable to a Party hereunder are due by wire transfer to the account set forth in
Section  16.1  by  the  later  of  (i) the tenth (10th) calendar day following a
-------------
Party's receipt of the other Party's original or faxed invoice therefor or (ii) the last Day of the Month. If the payment due date falls on a weekend or holiday, payment will be due on the next Business Day following the weekend or holiday following the paying Party's receipt of the invoice therefor. If MGC and Coral are each required to pay an amount in the same Month, whether under this Agreement or otherwise, then such amounts with respect to each Party shall be aggregated, and the Parties shall discharge their obligations to pay through netting, in which case the Party, if any, owing the greater aggregate amount may pay to the other Party the difference between the amounts owed. If either Party is delinquent in the payment of any amounts owed by that Party to the other Party hereunder that are not the subject of a good faith dispute, then in addition to any other remedy available to such Party hereunder, the Party to whom the delinquent payment is owed shall be entitled, upon five (5) Business Days' notice, to suspend its performance hereunder (including, without limitation, the withholding of any payments due hereunder) until all unpaid amounts due and owing by the delinquent Party to the Party to whom the delinquent payment is owed (including accrued and unpaid interest under Section
                                                                         -------
10.3)  are  paid  in  full.
----

     10.3     Late/Disputed Payments.  Interest on past due amounts shall accrue
              ----------------------
at the Interest Rate. If any invoice is disputed by a Party, such Party shall pay the undisputed amounts, and, at its election the disputed amount, and shall, within twenty (20) Days from the date of receipt of Coral's invoice, give Coral written notification setting forth the disputed amount and the basis therefor. Except as provided in Section 10.4, a Party's payment of a disputed amount or
                         ------------
failure to dispute any amount shall not waive any rights, claims, or remedies which such Party has with respect to such amount. MGC and Coral shall use reasonable diligence to resolve disputed amounts within thirty (30) Days following written notification. If the undisputed amount is not paid when due, the undisputed amount shall be subject to late payment charges as described above. Any disputed amount which later is determined to be due to a Party and that is not paid when due shall be subject to late payment charges from the original due date.

     10.4     Audit.  During  the  term  of  this  Agreement and for a period of
              -----
twenty-four (24) Months after the expiration or termination of this Agreement, MGC or Coral or any third party representative thereof shall have the right, at its expense, upon reasonable notice and at reasonable times, to examine the books and records of the other Party to the extent reasonably necessary to verify the accuracy of any computation made under this Agreement and, to the extent of the information underlying the reports required to be provided by Coral to MGC under Section 3.5(b), to monitor the performance and compliance of
                    --------------
Coral under this Agreement; provided, however, that in no event shall Coral be obligated to disclose to MGC any of Coral's Gas sale, Gas supply, transportation, storage, gathering, financial hedging, or other contracts or any term or provision thereof, customer or supplier information, or other proprietary information of Coral not directly related to the transactions contemplated in this Agreement. Except for fraud or willful misconduct, no adjustment or correction shall be made to any computation made under this Agreement, and all records and payments shall be conclusively presumed to be final, unless notice specifying the error or inaccuracy is given within two (2) calendar years from the end of the calendar year during which such error or inaccuracy  occurred.  The  provisions  of  this  Section 10.4 shall survive the
                                                  ------------
termination of this Agreement. Each Party shall keep and maintain its books and records of account relating to this Agreement and the performance hereof in accordance with GAAP, except when MGC is required to conform to the Uniform System of Accounts. All such books and records shall be kept for a minimum period of twenty-four (24) Months after the expiration or termination of this Agreement.

                                   ARTICLE XI
                                      TAXES
                                      -----

     11.1     General  Tax  Provision.  During  the  term of this Agreement, MGC
              -----------------------
shall reimburse Coral for all ad valorem Taxes actually assessed against the Gas in storage pursuant to the Released Storage Capacity based on a valuation of the Gas in storage up to $[*] per Dth to the extent that such ad valorem Taxes are calculated based upon injections of Gas into and withdrawals of Gas from storage under the Storage Agreement in accordance with the Injection/Withdrawal Plan. Coral shall be responsible for all such ad valorem Taxes in excess of the amounts described in the first sentence of this Article XI that result from
                                                     ----------
injections of Gas into and withdrawals of Gas from storage by Coral under the Storage Agreement that are not in accordance with the Injection/Withdrawal Plan or a valuation of the Gas in storage at a value in excess of $[*] per Dth. Otherwise, the prices paid for Gas sold hereunder include full reimbursement for, and Coral shall pay, or reimburse MGC for, all Taxes or other governmental charges imposed by federal, state or local authorities applicable to the Coral Sale Volumes upstream of the Delivery Point(s). The prices paid for Gas sold hereunder do not include reimbursement for, and MGC shall pay, or reimburse Coral for, all Taxes applicable to the Coral Sale Volumes downstream of the Delivery Point(s), and sales and/or use taxes, if any, applicable to the sale of the Coral Sale Volumes to MGC at the Delivery Points. If either Party is reimbursed by any third party purchaser or any other person or entity for Taxes assessed or levied on the Coral Sale Volumes and borne by the other Party, then the Party receiving such reimbursement shall pay the Party bearing such Tax the amount of such reimbursement. Upon request, a Party shall provide a certificate of exemption or other evidence of exemption from any Tax, including a tax identification number and a withholding exemption certificate, and each Party agrees to cooperate with the other in obtaining exemptions and minimizing Taxes payable in respect of all transactions pursuant to this Agreement.

     11.2     Other  Tax  Provisions.  If  the State of West Virginia enacts any
              ----------------------
new, additional, or increased Tax against Coral in connection with its performance of the Services or against the Coral Sale Volumes, then effective as of the effective date of such new, additional, or increased Tax, Coral may, at its option, exercisable by written notice to MGC given no later than three (3) Business Days prior to such effective date, cause (a) the point of interconnection between the Columbia Gulf System and the TCo System to become a new Delivery Point under this Agreement in lieu of the then-current Delivery Points on the TCo System and the MGC System; (b) all of the Released Interstate Transportation Capacity on the TCo System, the Released Storage Capacity, and all rights under the CNR Agreement to revert to MGC; (c) a mutually agreed new point of delivery in the State of Kentucky on the Tennessee System to become a new Delivery Point under this Agreement in lieu of the then-current Delivery Points on the Tennessee System; and (d) all of the Released Interstate Transportation Capacity with respect to the segment of the Tennessee System extending from the then-current Delivery Points to such new Delivery Point in the State of Kentucky on the Tennessee System to revert to MGC. Thereafter, MGC (acting through the MGC Employee who shall be present in Coral's Houston, Texas offices for these purposes) shall act as Coral's agent for the performance of the Agent Duties with respect to such reverted Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement in connection with the delivery of the Daily Gas Supply Requirements to such new Delivery Points and the delivery of other quantities of Gas that Coral is obligated to deliver to third parties at points of delivery on or served by the reverted Released Interstate Transportation Capacity and the rights under the CNR Agreement. Insofar as MGC is acting in its capacity as Coral's agent with respect to such reverted Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement under this Section 11.2, MGC agrees to perform the Agent Duties in accordance with the
     ------------
instructions of Coral which are timely received by MGC with respect to such matters (the "Agency Instructions"). MGC shall not be obligated to perform
                --------------------
Agent Duties until it receives Agency Instructions. If, on any Day during the term of this Agreement after the reversion of such Released Interstate
Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement pursuant to this Section 11.2, Coral fails to perform its obligations
                            ------------
under  Section  3.4(a) as the result of the failure of MGC as agent to carry out
       ---------------
Coral's Agency Instructions, and such failure by MGC is not the result of any material act or omission of Coral that directly affects MGC's ability to perform, such failure of Coral to perform shall be excused under Section 5.1(c);
                                                                 --------------
provided, however, that if any such failure by MGC to carry out Coral's Agency Instructions results from a Force Majeure, any occurrence with respect to MGC of
                            -------------
any  of the causes enumerated in clause (a) or clause (b) of Section 5.4, or any
                                                             -----------
material act or omission of Coral that directly affects MGC's ability to perform, MGC shall have no liability to Coral with respect to such failure. In the event of any such unexcused failure by MGC as agent to carry out Coral's Agency Instructions, Coral shall have all rights and remedies available under this Agreement, at law, and in equity, subject to the provisions of Section 5.6.
                                                                    -----------
Without limiting MGC's obligation to follow Coral's Agency Instructions in accordance with this Section 11.2, Coral shall pay and reimburse MGC for (or, at MGC's option, MGC shall receive a credit on the invoices MGC receives from Coral hereunder in an amount equal to) all charges paid by MGC and all Taxes, costs, losses and liabilities (including, without limitation, costs, losses and liabilities  allocated  to  Coral  under  Sections  3.3(b),  3.3(c)  and 3.3(f))
                                          -------------------------------------
incurred by MGC with respect to such reverted Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement or in its capacity as agent under this Section 11.2, in each case as if such reverted
                                  ------------
Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement had not reverted to MGC. Under such circumstances, Coral shall continue to invoice MGC for volumes delivered to MGC
(i) on the same citygate basis (with appropriate adjustment made for TCo System or Tennessee System shrinkage) as if the relevant new, additional, or increased Tax had not been enacted, and (ii) at the same price per Dth as if such Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement had not reverted to MGC. If, after Coral has exercised the option described in the first sentence of this Section 11.2, Coral determines
                                                  ------------
that it no longer wishes MGC as agent to perform the Agent Duties with respect to the delivery of quantities of Gas that Coral is obligated to deliver to third parties at points of delivery on or served by the reverted Released Interstate Transportation Capacity or the rights under the CNR Agreement, MGC agrees to cooperate in good faith with Coral to structure mutually acceptable capacity release, buy-sell, or other transactions relating to such third party obligations of Coral, consistent with Coral's obligations under this Agreement. Notwithstanding the preceding provisions of this Section 11.2, if Coral and MGC
                                                  ------------
subsequently determine that (i) the actions described in the first sentence of this Section 11.2 would have no effect on the assessment of or liability for the
     ------------
relevant new, additional, or increased Tax against Coral in connection with its performance of the Services or against the Coral Sale Volumes, and (ii) MGC would be responsible for the payment of such new, additional, or increased Tax if this Agreement had not been executed, MGC shall reimburse Coral promptly upon invoice for any such new, additional, or increased Tax which Coral is required to pay, but only insofar as such Tax is attributable to the Services or the Coral Sale Volumes. Any dispute among Coral and MGC concerning the matters described in clause (i) or clause (ii) of the immediately preceding sentence of this Section 11.2, shall be submitted to arbitration in accordance with Section
      ------------                                                       -------
16.12.  If  Coral  has  elected  to cause the  actions described in clauses (a),
-----
(b),  (c) and (d) of this Section 11.2 and Coral and MGC determine (by agreement
---                       ------------
or through arbitration) that such actions would have no effect on the assessment of or liability for such Tax as provided in clause (i) of the sentence immediately preceding the preceding sentence, then such actions shall be promptly reversed. The Parties' respective obligations under Section 3.3(g)
                                                                  --------------
shall  not  be affected by reversion of the Released Storage Capacity under this
Section  11.2,  and such reversion of the Released Storage Capacity to MGC shall
 ------------
not, in and of itself, subject either Party to any obligation in favor of the other Party under Section 3.3(g).
                     ---------------

                                   ARTICLE XII
                                  FORCE MAJEURE
                                  -------------

     12.1     Effect  of  Force  Majeure.  Except  with  regard  to  a  Party's
              ---------------------------
obligation to make payments due under the Agreement, in the event either Party hereto is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, it is agreed that upon such Party's giving notice and full particulars of such Force Majeure within twenty-four (24) hours, such notice to be confirmed in writing, by facsimile, or by telegram to the other Party, after the occurrence of the cause relied on, then the obligations of the Party giving such notice, insofar as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused from its inception but for no longer period.

     12.2     Definition of Force Majeure.  The term "Force Majeure" as employed
              ---------------------------
in this Agreement will mean acts of God, strikes, lockouts, or industrial disputes or disturbances, equipment failure, civil disturbances, interruptions by government or court orders, necessity for compliance with any court order, law, statute, ordinance, or regulation promulgated by a governmental authority having jurisdiction, acts of the public enemy, or any other cause of like kind not reasonably within the control of the Party claiming Force Majeure and which by the exercise of due diligence of such Party could not have been prevented or is unable to be overcome.

     12.3     Exclusions  from Force Majeure.  In addition to circumstances that
              ------------------------------
would not be considered "Force Majeure", the term "Force Majeure" specifically excludes the following occurrences or events: (i) the loss, interruption, or curtailment of interruptible transportation on any Transporter necessary to effect receipt or delivery of Gas hereunder, unless the same event also curtails firm transportation to the extent firm transportation is available on the affected pipeline segment; (ii) increases or decreases in natural gas supply due to allocation or reallocation of production by well operators, pipelines, or other parties; (iii) loss of markets; (iv) failure of specific, individual wells or appurtenant facilities in the absence of a Force Majeure event broadly affecting other wells in the same geographic area; and (v) regulatory disallowance of the pass through of the costs of natural gas or other related costs.

     12.4     Strikes  and  Lockouts.  It  is  understood  and  agreed  that the
              ----------------------
settlement of strikes or lockouts shall be entirely within the discretion of the party having the difficulty, and that the above requirement of the use of diligence in restoring normal operating conditions shall not require the settlement of strikes or lockouts by acceding to the terms of the opposing party when such course is inadvisable in the discretion of the party having the difficulty.

                                  ARTICLE XIII
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     13.1     Representations  and Warranties of Coral and CELP.  As a principal
              -------------------------------------------------
cause and material inducement to MGC to enter into this Agreement, Coral and CELP hereby jointly and severally represent and warrant to MGC, as of the date hereof and again as of the Effective Date (and as a continuing warranty and representation in the case of Section 13.1(f) below), as follows:
                                   ----------------

          (a Coral and CELP are limited partnerships duly formed, currently existing, and in good standing under the laws of the State of Delaware and are registered and authorized to conduct business as foreign limited partnerships in each jurisdiction where the nature of their respective activities makes such registration necessary. Coral GP, L.P., a Delaware limited partnership, is the general partner of Coral, and CELP is the limited partner of Coral. Coral and CELP have all requisite power and authority to carry on their respective businesses as now conducted, including, without limitation, the execution and performance of this Agreement.

          (b This Agreement and any other documents and instruments to be executed and delivered by Coral and CELP pursuant hereto, and the performance by Coral and CELP of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action of Coral and CELP. This Agreement has been, and each such other document or instrument will be, duly executed and delivered by Coral and CELP and constitutes, or upon such execution and delivery will constitute, the legal, valid, and binding obligations of Coral and CELP, enforceable against Coral and CELP in accordance with their respective terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (c To the knowledge of Coral and CELP, Coral and CELP have complied with all applicable laws, rules, regulations, and ordinances of any governmental authority having jurisdiction over Coral and CELP as to which non-compliance would have a material adverse effect on Coral or CELP or the ability of Coral or CELP to perform their respective obligations hereunder. Coral and CELP have all consents, licenses, approvals, and authorizations of and registrations with any governmental or regulatory authority or with any third party that are required in connection with their execution and delivery of this Agreement and the performance of their respective obligations hereunder, and all of such consents, licenses, approvals, authorizations, and registrations are in full force and effect.

          (d The execution, delivery, and performance by Coral and CELP of this Agreement and the other documents and instruments to be delivered by Coral and CELP pursuant hereto, and the transactions contemplated hereby and thereby, do not and will not (i) violate or conflict with any provision of the certificate of limited partnership, limited partnership agreement, or other organizational documents of Coral or CELP, (ii) violate or constitute a default under any agreement or instrument to which Coral or CELP is a party or by which Coral or CELP is bound, which violation will have a material adverse effect on the ability of Coral or CELP to perform their respective obligations hereunder, or (iii) violate any existing statute or law or any judgment, injunction, decree, order, regulation, or rule of any court or governmental authority applicable to Coral or CELP, which violation will have a material adverse effect on the ability of Coral or CELP to perform their respective obligations hereunder.

          (e There are no judicial or administrative actions, proceedings or investigations (including, without limitation, bankruptcy, reorganization, or insolvency actions, proceedings, or investigations) pending or, to the knowledge of Coral or CELP, threatened that (i) challenge the validity of this Agreement or the transactions contemplated hereby, (ii) seek to restrain or prevent any action taken or to be taken by Coral or CELP in connection with this Agreement, or (iii) if adversely determined, would have a material adverse effect upon the ability of Coral or CELP to perform their respective obligations hereunder.

          (f Coral warrants the title to all Gas delivered or caused to be delivered by Coral to MGC hereunder, the right to sell the same, and that such Gas is free and clear of all liens, security interests, encumbrances, claims of royalty, and other adverse claims.

     13.2     MGC's  Representations  and  Warranties.  As a principal cause and
              ---------------------------------------
material inducement to Coral to enter into this Agreement, MGC hereby represents and warrants to Coral, as of the date hereof and on the effective date hereof, as follows:

          (a MGC is a corporation duly organized, validly existing, and in good standing under the laws of the State of West Virginia and is qualified to conduct business in each jurisdiction where the nature of MGC's activities makes such qualification necessary. MGC has all requisite power and authority to carry on its business as now conducted, including, without limitation, the execution and performance of this Agreement.

          (b This Agreement and any other documents and instruments to be delivered by MGC pursuant hereto, and the performance by MGC of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of MGC. This Agreement has been, and each such other document or instru-ment will be, duly executed and delivered by MGC and constitutes, or upon such execution and delivery will constitute, the legal, valid, and binding obligations of MGC, enforceable against MGC in accordance with its respective terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (c To the knowledge of MGC, MGC has complied with all applicable laws, rules, regulations, and ordinances of any governmental authority having jurisdiction over MGC as to which non-compliance would have a material adverse effect on MGC or MGC's ability to perform its obligations hereunder. MGC has all consents, licenses, approvals, and authorizations of and registrations with any governmental or regulatory authority or with any third party that are required in connection with its execution and delivery of this Agreement and the performance of its obligations hereunder, and all such consents, licenses, approvals, authorizations, and registrations are in full force and effect.

          (d The execution, delivery, and performance by MGC of this Agreement and the other documents and instruments to be delivered by MGC pursuant hereto, and the transactions contemplated hereby and thereby, do not and will not (i) violate or conflict with any provision of the articles or certificate of incorporation and bylaws of MGC, (ii) violate or constitute a default under any Interstate Transportation Agreement, the Storage Agreement, the CNR Agreement, or other agreement or instrument to which MGC is a party or by which MGC is bound, which violation will have a material adverse effect on MGC's ability to perform its obligations hereunder, or
     (iii) violate any existing statute or law or any judgment, injunction, decree, order, regulation, or rule of any court or governmental authority applicable to MGC, which violation will have a material adverse effect on MGC's ability to perform its obligations hereunder.

          (e There are no judicial or administrative actions, proceedings, or investiga-tions (including, without limitation, bankruptcy, reorganization, or insolvency actions, proceedings, or investigations) pending or, to MGC's knowledge, threatened that (i) challenge the validity of this Agreement or the transactions contemplated hereby, (ii) seek to restrain or prevent any action taken or to be taken by MGC in connection with this Agreement, or
     (iii) if adversely determined, would have a material adverse effect upon MGC's ability to perform its obligations hereunder.

          (f All Interstate  Transportation Agreements are identified on Exhibit
                                                                         -------
     C. To the  knowledge of MGC, and subject to Coral's  providing the Services
     -
     substantially in accordance with MGC's past practices, the Interstate Transportation Agreements, the Storage Agreement, and the CNR Agreement constitute all of the agreements with any Transporter necessary to permit Coral to perform the Services hereunder. MGC has afforded to Coral and Coral's officers, employees, counsel, accountants, and authorized representatives full and complete access to, and photocopies of, all of the Interstate Transportation Agreements, the Storage Agreement, and the CNR Agreement. No information, records, or data relating to any of such agreements furnished by MGC to Coral prior to the execution of this Agreement shall be incorrect or inaccurate in any material respect when so furnished, and no documents relating thereto were removed, nor were any information or documents relating thereto omitted from the information, records, or data relating thereto furnished by MGC to Coral, which are necessary to make the information, records, and data furnished not misleading in any material respect. Except as otherwise indicated on
     Schedule  13.2(f),  MGC has not  received  notice of the  existence  of any
     -----------------
     default by MGC or any third party under any Interstate Transportation Agreement, the Storage Agreement, or the CNR Agreement, nor, to the knowledge of MGC, is MGC in default thereunder, nor, to the knowledge of MGC, does there exist any event or circumstance that, with notice or lapse of time or both, would give rise to such a default by MGC or any third party. As used in this Section 13.2(f), the term "knowledge" means the
                             ----------------
     actual knowledge (excluding any imputed or implied knowledge) of the officers, in-house attorneys, and employees of MGC who are at a supervisory or higher level with MGC or who are directly involved on behalf of MGC in matters directly relating to any Interstate Transportation Agreements, the Storage Agreement, or the CNR Agreement.

     13.3     Disclaimers  of  Warranties.  EACH  OF  MGC AND CORAL ACKNOWLEDGES
              ---------------------------
THAT IT HAS ENTERED INTO THIS AGREEMENT AND IS CONTRACTING PURSUANT HERETO BASED SOLELY UPON THE EXPRESS REPRESENTATIONS AND WARRANTIES HEREIN AND SUCH PARTY'S INDEPENDENT ANALYSIS OF THE DATA AND INFORMATION (INCLUDING CONFIDENTIAL INFORMATION) RELATING TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT
SUPPLIED TO SUCH PARTY BY THE OTHER PARTY IN CONNECTION THEREWITH. CORAL AND MGC EACH EXPRESSLY NEGATES ANY OTHER REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

                                   ARTICLE XIV
                                 INDEMNIFICATION
                                 ---------------


     14.1     Indemnities of Coral.  Regardless of any investigation made at any
              --------------------
time by or on behalf of MGC or any information MGC may have, and regardless of the presence or absence of insurance, Coral shall indemnify and hold harmless MGC and its Indemnity Group from and against any and all Claims of third parties caused by, arising out of, resulting from, or relating in any way to, and to pay MGC any sum that MGC pays or becomes obligated to pay on account of: (a) any adverse Claim based on title of any person to or against the Coral Sale Volumes and Gas transported using the Released Interstate Capacity, or the proceeds thereof; (b) INJURY TO OR DEATH OF ANY PERSON, PERSONS, OR OTHER LIVING THINGS, OR LOSS, DAMAGE, OR DESTRUCTION OF PROPERTY, RESULTING DIRECTLY OR INDIRECTLY FROM ANY ACT OR ACCIDENT OCCURRING WITH RESPECT TO (i) THE CORAL SALE VOLUMES WHEN SUCH GAS IS IN THE EXCLUSIVE POSSESSION AND CONTROL OF CORAL, (ii) GAS TRANSPORTED USING THE RELEASED INTERSTATE TRANSPORTATION CAPACITY OR STORED USING THE RELEASED STORAGE CAPACITY DURING THE TERM OF SUCH RELEASE TO CORAL, AND (iii) GAS TRANSPORTED OR EXCHANGED USING THE RIGHTS ASSIGNED UNDER THE CNR AGREEMENT DURING THE TERM OF SUCH ASSIGNMENT TO CORAL, IN EACH CASE WITHOUT REGARD TO THE CAUSES OF THE DAMAGE OR LOSS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF MGC OR ANY OF ITS INDEMNITY GROUP, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE, OR THE STRICT LIABILITY OF MGC OR ANY OF ITS INDEMNITY GROUP; (c) all Taxes for which Coral is responsible hereunder; (d) any breach or default in the performance by Coral of any material covenant or material agreement of Coral contained in this Agreement; (e) all contractual Claims accruing under the Interstate Transportation Agreements with respect to the Released Interstate Transportation Capacity, the Storage Agreement with respect to the Released Storage Capacity, and under the CNR Agreement, in each case during the term of such release or assignment to Coral, for which responsibility has been allocated to or assumed by Coral under Section
                                                                         -------
3.3,  except  to the extent that any such contractual Claim results from any act
---
or omission of MGC or any of its Indemnity Group in conflict with MGC's obligations under this Agreement; (f) any breach of a material warranty or representation made by Coral herein; or (g) MGC's service as Coral's agent and its performance of the Agent Duties pursuant to Section 11.2, or MGC's following
                                                ------------
any instructions given by Coral to MGC as Coral's agent pursuant to Section 11.2
                                                                    ------------
(whether or not such instructions constitute Agency Instructions), except to the extent of the unexcused failure by MGC as agent to perform any of the Agent
Duties or MGC's gross negligence or willful misconduct in the performance or non-performance thereof.

     14.2     Indemnities  of  MGC.  Regardless of any investigation made at any
              --------------------
time by or on behalf of Coral or any information Coral may have, and regardless of the presence or absence of insurance, MGC shall indemnify and hold harmless Coral and its Indemnity Group from and against any and all Claims of third parties caused by, arising out of, resulting from, or relating in any way to, and to pay Coral any sum that Coral pays or becomes obligated to pay on account of: (a) any adverse Claim based on title of any person to or against Gas transported using the Retained Interstate Transportation Capacity or the proceeds thereof; (b) INJURY TO OR DEATH OF ANY PERSON, PERSONS, OR OTHER LIVING THINGS, OR LOSS, DAMAGE, OR DESTRUCTION OF PROPERTY, RESULTING DIRECTLY OR INDIRECTLY FROM ANY ACT OR ACCIDENT OCCURRING WITH RESPECT TO GAS TRANSPORTED USING THE RETAINED INTERSTATE TRANSPORTATION CAPACITY, WITHOUT REGARD TO THE CAUSES OF THE DAMAGE OR LOSS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF CORAL OR ANY OF ITS INDEMNITY GROUP, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE, OR THE STRICT LIABILITY OF CORAL OR ANY OF ITS INDEMNITY GROUP; (c) all Taxes for which MGC is responsible hereunder; (d) any breach or default in the performance by MGC of any material covenant or material agreement of MGC contained in this Agree-ment; (e) all contractual Claims accruing before, during, and after the term of this Agreement with respect to the Released Interstate Transportation Capacity, the Released Storage Capacity, and the assigned rights under the CNR Agreement that are not included within the ambit of the indemnities of Coral set forth in Section 14.1; (f) all contractual
                                               ------------
Claims  accruing  at  any time with respect to the Retained Interstate Capacity;
(g) Claims resulting from any protest or proceeding undertaken by MGC pursuant to Section 3.3(i); or (h) any breach of a material warranty or representation
    ---------------
made  by  MGC  herein.

     14.3     Indemnification  Procedures.  With respect to each indemnification
              ---------------------------
included in this Agreement, the indemnity is given to the fullest extent permitted by applicable law and the following provisions shall be applicable. The Indemnified Party shall promptly notify the Indemnifying Party in writing of any Claim, and the Indemnifying Party shall have the right to assume its investigation and defense, including employment of counsel, and shall be obligated to pay related court costs, attorneys' fees and experts' fees and to post any appeals bonds; provided, however, that the Indemnified Party shall have the right to employ at its expense separate counsel and participate in the defense of any Claim. The Indemnifying Party shall not be liable for any settlement of a Claim without its express written consent thereto. In order to prevent double recovery, the Indemnified Party shall reimburse the Indemnifying Party for payments or costs incurred in respect of an indemnity with the proceeds of any judgment, bond, surety or other recovery made by the Indemnified Party with respect to a covered event other than insurance maintained by or for the benefit of the Indemnified Party.


                                   ARTICLE XV
                             WINDING UP ARRANGEMENTS
                             -----------------------

     15.1     Generally.  Upon  the  expiration  or  early  termination  of this
              ---------
Agreement, Coral and MGC shall proceed to wind up the business and activities conducted hereunder in accordance with the provisions of this Article XV. On or
                                                              ----------
prior to the Termination Date (or after the Termination Date in the case of subsection (b) below), Coral and MGC shall take the following actions:

          (a Coral and MGC shall give all notices, execute such documents and agreements, and to take all other steps necessary to cause the recall or reversion to MGC of all of the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights assigned under the CNR Agreement. The recall or reversion of the Released Interstate Transportation Capacity, the Released Storage Capacity, and the rights assigned under the CNR Agreement shall be effective at the earliest time mutually agreed upon by Coral and MGC, but in no event later than the Termination Date, and shall be accomplished in accordance with all of the terms and provisions of the FERC Gas tariffs applicable to the TCo System, the Columbia Gulf System, and the Tennessee System, all applicable FERC regulations, and all Interstate Transportation Agreements, the Storage Agreement, and the CNR Agreement.

          (b As soon as is reasonably practicable after the Termination Date, Coral and MGC shall enter into an accounting of all things relating to the business and activities conducted hereunder. Upon the completion of such accounting, any monies, penalties, or other charges due and owing Coral or MGC shall be paid, any corrections or adjustment to payments previously made shall be determined, and any refunds owed to Coral or MGC shall be paid.

     15.2     Survival.  The  provisions  of  this  Agreement  shall survive the
              --------
termination hereof to the extent required to facilitate the wind up of the business and affairs of Coral and MGC hereunder in accordance with this Article
                                                                         -------
XV.  Following  the  completion  of  such  winding  up arrangements, [*] and the
--
provisions of Sections 5.6, 6.1(b), 6.3(b), 6.4, 10.4, Article XIV, and Sections 16.1, 16.3, 16.4, 16.5, 16.6, 16.7, 16.8, 16.9 and 16.12 shall survive the
--------------------------------------------------------------
expiration or termination of this Agreement and shall remain in full force and effect between the Parties to the extent provided therein. Except as provided in Section 10.4, termination of this Agreement shall not release or affect the
    -------------
rights, interests and obligations of the Parties under this Agreement with respect to the period prior to termination.

                                   ARTICLE XVI
                                  MISCELLANEOUS
                                  -------------

     16.1     Communication.
              -------------

          (a) Notices All notices  shall be made as  specified  in this  Section
              -------                                                    -------
     16.1.  Notices required to be in writing shall be delivered in written form
     ----
     by letter, facsimile or other documentary form. Notice by facsimile, automation or hand delivery shall be deemed to have been received when delivered by hand or actually received, except that notices sent by facsimile shall be deemed received when receipt is confirmed, provided that notice sent by facsimile and received by recipient after its normal business hours on a Business Day shall be deemed to be received on the following Business Day or such earlier time confirmed by the receiving Party. Notice by overnight mail or courier shall be deemed to have been received on the date that such mail or courier delivery is effected or its delivery is attempted, if delivery is refused or rejected, or such earlier time confirmed by the receiving Party. Any notices in respect of the termination of this Agreement shall be given as specified in this Section
                                                                         -------
     16.1.  Any Party may change its  addresses by  providing  notice of same in
     ----
     accordance herewith.

TO  MGC:                                     TO  CORAL  AND/OR  CELP:
Notices/Correspondence/Termination/Invoices
Notices/Correspondence/Termination
(Mail/Fax):                                  (Mail/Fax):
MOUNTAINEER  GAS  COMPANY                    CORAL  ENERGY  RESOURCES,  L.P.
P.O.  Box  3152                              909  Fannin,  Suite  700
Charleston,  West  Virginia  25332           Houston,  Texas  77010
Attention: Mr. Jeffrey L. Kirk               Attention:  Contract Administration
Facsimile:  (304)  345-1569                  Facsimile:  (713)  767-5456
WIRE  TRANSFER  INSTRUCTIONS:                WIRE  TRANSFER  INSTRUCTIONS:
Mountaineer  Gas  Company                    NationsBank
c/o  One  Valley  Bank  N.A.                 Dallas,  Texas  75284-4408
ABA#     0519-0035-3                         ABA  No.  111000012
For  Credit  To:  MGC                        For  Credit  To:  Coral  Energy
Resources,  L.P.
Account#  654-642-8                          Account  No.:  37507-70027

          (b) Account Directors. At all times during the term of this Agreement,
              -----------------
     each of Coral and MGC shall have identified for each other personnel employed by each of such Parties, together with their respective addresses and telephone and facsimile information, who will serve as the account directors of such Parties for purposes of this Agreement. The designated account director for each Party shall be available to deliver and receive routine communications and inquiries concerning the transactions contemplated in this Agreement. Either Party may change its account director by written notice to the other Party, given in accordance with the provisions of Section 16.1(a).
                   ---------------

     16.2     Governmental  Regulation.  If,  during the term of this Agreement,
              ------------------------
there occurs a change in any law or regulation (other than with respect to new Taxes) applicable to either Party, or either Party becomes subject to a law or regulation (other than with respect to new Taxes) of any kind to a greater or different extent than that existing on the Effective Date, and such new or changed law or regulation either renders this Agreement, in whole or in part, illegal or unenforceable or materially adversely affects the ability of one or both Parties to perform this Agreement, the Party affected by such new or changed law or regulation may declare an Early Termination Date on one (1) Business Day's notice and otherwise in accordance with Section 5.7, effective as
                                                       -----------
of the Day prior to the enactment or promulgation of the relevant new or changed law or regulation. The Parties agree that the exercise by either Party of its rights under this Section 16.2 may be made on a retroactive basis, it being
                     -------------
understood that in such case Coral and MGC shall agree on terms to apply to Gas sold and Services performed after the date of any termination under this Section
                                                                         -------
16.2.  The Parties agree to negotiate in good faith a new agreement resulting in
----
substantially  the  same  economic  benefits  as  in  the  terminated Agreement.

     16.3     GOVERNING  LAW.  HIS  AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
              --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF WEST VIRGINIA, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, EXCLUDING ANY PRINCIPLE OF CONFLICT OF LAWS WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

     16.4     Entire  Agreement.  This Agreement, the attachments, schedules and
              -----------------
exhibits hereto, and the Confidentiality Agreement to be executed by the Parties and the MGC Employee pursuant to Section 3.6 constitute the entire agreement
                                     -----------
between the Parties relating to the subject matter contemplated by this Agreement. This Agreement expressly supercedes the Letter Agreement dated [*] between Coral and MGC relating to the subject matter of this Agreement. Otherwise, there are no prior or contemporaneous agreements or representations (whether oral or written) affecting the subject matter other than those herein expressed. No amendment or modification to this Agreement shall be enforceable, unless reduced to writing and executed by both Parties.

     16.5     Confidentiality.  Each  Party agrees to treat as confidential this
              ---------------
Agreement  and  its  terms  (except  for  the  identities  of  the Parties).  In addition, each Party agrees to treat as confidential all proposals, data, correspondence, documents, and other information which is proprietary in nature relating to this Agreement disclosed at any time, either orally or in writing, by the other Party to such Party, including, without limitation, all (a) pricing methodology and procedures, (b) risk management structures and pricing, (c) Gas management service procedures and structures, (d) credit information, (e) Gas supply and transportation capacity requirements, (f) business plans, and (g) market information, in each case to the extent proprietary in nature. The information  defined  as  confidential  in  the  first two (2) sentences of this
Section  16.5,  together  with the other information so identified herein, shall
-------------
constitute "Confidential Information" for purposes hereof.  Each Party agrees to
            ------------------------
keep confidential all such Confidential Information disclosed to it pursuant hereto. Except as provided hereinafter, neither Party shall, without the prior written consent of the other Party, disclose or authorize or permit any person under such Party's control or direction to disclose to anyone not properly entitled thereto any of such Confidential Information. For purposes of this Agreement, persons properly entitled to such information (i) shall include employees, lenders, counsel, accountants, and other professional consultants of Coral and MGC retained to assist Coral or MGC, as applicable, who have a clear need to know and have been advised to keep the Confidential Information confidential, but (ii) shall not include such personnel employed by or in the
                                ---
service  of  any  Affiliate of any Party, except, in the case of Coral, for such
                                          ------
personnel employed by or in the service of Coral Energy, L.P., Tejas Energy, LLC, and their respective subsidiaries. Each Party shall be responsible, however, for ensuring that all persons assisting such Party who are properly entitled thereto shall keep the Confidential Information confidential and shall not disclose or divulge the same to any unauthorized person. The obligations contained in this Section 16.5 shall not apply, however, to any portion of the
                    ------------
Confidential Information that (a) is or becomes public knowledge through no act or failure to act by either Party, or (b) is disclosed pursuant to the operation of applicable law, regulation, or governmental authority or pursuant to the requirements of the rules of a public stock exchange on which the securities of a Party or of a Party's Affiliate are listed. If a Party or its representatives are requested or required pursuant to judicial or other legal process to disclose any Confidential Information, such Party shall promptly notify the other Party of such request or requirement, to the extent it is not restricted from doing so by applicable laws, rules, regulations or ordinances of any governmental authority having jurisdiction, so that the other Party may, if it wishes, attempt to intervene to protect its interests and so that the other
Party  may  seek  an  appropriate protective order or waive compliance with this
Section  16.5.  If,  in  the  absence  of a protective order or the receipt of a
-------------
waiver hereunder, a Party or its representatives are, in the good faith opinion of such Party, compelled either to disclose the Confidential Information or stand liable for contempt or suffer other censure or penalty, such Party and its representatives may disclose only that portion of the Confidential Information to the party compelling disclosure as, in the good faith opinion of such Party, is required by applicable law, rule, regulation, or ordinance and, in connection with such compelled disclosure, such Party and its representatives shall use reasonable efforts to obtain from the party to whom disclosure is made written assurance that confidential treatment will be accorded to such portion of the Confidential Information as is disclosed; provided that, if such Party has given the other Party at least fifteen (15) Business Days advance written notice of such request or requirement, and the other Party has not sought to intervene to protect its interests, or the other Party has intervened, but has been unsuccessful in obtaining a protective order, then such Party shall not be obligated to pursue efforts to obtain written assurances that confidential treatment will be accorded such disclosed Confidential Information. Upon the expiration or termination of this Agreement, each Party which has received Confidential Information from the other Party shall turn over to such other Party all Confidential Information relating in any way to the transactions contemplated in this Agreement received from such other Party; provided, however, that each Party may retain and use its own internally generated reports and other documents which may refer to, or make use of, Confidential Information subject to the confidentiality requirements of this Section 16.5. The Party
                                                        ------------
returning such Confidential Information agrees that it will not take or retain, without the written authorization of the other Party, photocopies or other reproductions of any such Confidential Information; provided, however, that in the event of subsequent litigation or arbitration proceedings relating to this Agreement or the transactions contemplated herein, the Party and its representatives returning such Confidential Information shall be entitled to review the Confidential Information returned to the Party which provided the same. The form of this Agreement, excluding the commercial terms specific to this transaction, does not constitute Confidential Information. This Section
                                                                         -------
16.5  shall survive the termination of this Agreement and remain in effect for a
----
period  of  two  (2)  years  following  such  termination.

     16.6     Exclusion of Third Party Rights.  The provisions of this Agreement
              -------------------------------
shall not impart rights enforceable by any other person, firm, or organization not a Party or not bound as a Party, or not a permitted successor or assignee of a Party bound to this Agreement.

     16.7     Waiver.  A  waiver  by  either Party of any provision hereof shall
              ------
not be construed to constitute a continuing waiver hereunder by such Party, and furthermore, a waiver by either Party of any one or more defaults by the other Party in performance of any provisions of this Agreement shall not operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     16.8     Titles.  Article, section, appendix, and exhibit references herein
              ------
are to the articles, sections, appendices, and exhibits of this Agreement, unless expressly stated otherwise. The titles of the articles and sections hereof are intended for descriptive purposes only, and are not intended to be utilized in the construction of the provisions hereof.

     16.9     Transfers.  Subject  to  the provisions of this Section 16.9, this
              ---------                                       ------------
Agreement shall be binding upon the permitted successors and assigns of Parties. Neither Party shall assign this Agreement in whole or in part without the prior written consent of the other Party, which consent may be withheld or given entirely at the option of such other Party; provided, however, that either Party may, without the prior written consent of any other Party, (a) assign its right to receive payment for Gas delivered or received hereunder upon prior written notice to the payor, (b) transfer its interest hereunder, or grant a security interest therein, to secure indebtedness of such Party, or (c) [*] Except as otherwise provided in the preceding sentence of this Section 16.9, the
                                                             -------------
assignment of this Agreement by any Party shall impose upon the assignee all of the obligations and liabilities chargeable to the assigning Party hereunder, and shall give and grant to the assignee all benefits accruing hereunder, in each case from and after the effective date of such assignment.

     16.10     Processing  Rights.  Coral  reserves,  prior  to  the  Delivery
               ------------------
Point(s), all processing rights and title to all liquids and liquefiable hydrocarbons in the Coral Sale Volumes sold hereunder, subject to Coral's obligation to reimburse MGC for any reduction in the thermal content of such Gas due to the exercise of such rights. Coral shall have all risk of loss during, and assumes all liabilities arising from, such processing.

     16.11     Application  of  GAAP.  All determinations or calculations of the
               ----------------------
character or amount of any asset, liability, item of income, or item of expense required to be made in this Agreement shall be made in accordance with GAAP, unless otherwise expressly specified herein.

     16.72     Arbitration.  Any  disagreement, difference, or dispute among the
               -----------
Parties  provided  in  Sections  7.4,  8.5and 11.2 to be resolved by arbitration
                       ---------------------------
shall  be  resolved according to the procedures set forth in this Section 16.12.
                                                                  -------------
Any other disagreement, difference, or dispute among the Parties under this Agreement may be resolved by arbitration according to the procedures set forth in this Section 16.12 only if agreed to by both Parties by subsequent written
          --------------
agreement.  Either  Party  may  commence an arbitration proceeding under Section
                                                                         -------
7.4,  8.5,or  11.2  by  giving  written  notice to the other Party.  Arbitration
------------------
proceedings with respect to any other matter arising hereunder shall be commenced as provided hereinafter following the execution by the Parties of an agreement to arbitrate.

          (a) To the extent that the dispute relates to the amount of any payment, charge, or other accounting matter arising hereunder, then no later five (5) Business Days after the delivery of the notice commencing the arbitration proceeding or the execution of the agreement to arbitrate (as applicable), Coral and MGC shall submit the dispute to resolution by the Designated Accountants. The Parties will present their positions to the Designated Accountants within fifteen (15) Business Days after the submission of the dispute. The Designated Accountants will be requested to resolve the dispute, in a fair and equitable manner and in accordance with GAAP, within thirty (30) Days after the Parties have presented their positions to the Designated Accountants.

          (b) If the dispute relates to any matter other than one of the matters described in Section 16.12(a), then no later than five (5) Business Days
                  ----------------
     after the delivery of the notice commencing the arbitration proceeding or the execution of the agreement to arbitrate (as applicable), Coral and MGC shall each select an arbitrator. Promptly following their selection, the arbitrators selected by Coral and MGC jointly shall select a third arbitrator. The third arbitrator shall hear and decide all matters relating to the dispute that is subject to arbitration pursuant to this Section
                                                                         -------
     16.12(b).  All arbitrators selected pursuant to this Section 16.12(b) shall
     --------                                             ----------------
     have at least eight (8) years of professional experience in one (1) of the following areas: (i) the commodity markets and the business of marketing of Gas, (ii) natural Gas distribution operations or management, or (iii) other experience directly involved in the natural Gas industry. None of the arbitrators shall previously have been employed by either Party or have a direct or indirect interest in either Party or the subject matter of the arbitration. The arbitration shall commence as soon as is practical, but in no event later than thirty (30) Days after the selection of the third arbitrator. The rules of the Federal Arbitration Act and the Commercial Arbitration Rules of the American Arbitration Association shall apply to the extent not inconsistent with the rules specified in this Agreement. If any arbitrator selected under this Section 16.12(b) should die, resign, or
                                         ----------------
     otherwise be unable to perform its duties hereunder, a successor arbitrator shall be selected pursuant to the procedures set forth in this Section
                                                                         -------
     16.12(b).
     --------

          (c) Arbitration hearings shall be held in Houston, Harris County, Texas. All hearings shall be conducted on a confidential basis without continuance or adjournment. Evidence concerning any offer made or the details of any negotiation prior to arbitration, and, other than for purposes of awarding attorneys' fees and expenses, the cost to the Parties of their representatives and counsel shall not be admissible. The law governing all such disputes shall be the laws of the State of West
     Virginia, including, without limitation, the West Virginia Code, but without regard to conflicts of laws principles. The charges and expenses of the Designated Accountants or arbitrators, as applicable, shall be shared equally by the Parties. The decision of the Designated Accountants or the third arbitrator, as applicable, shall be final and binding on the Parties and CELP without right of appeal and, if necessary, may be enforced in any court of competent jurisdiction. Judgment upon the award rendered by the Designated Accountants or in the arbitration, as applicable, may be entered in any court having jurisdiction over the person or assets of the Party owing the award (or any guarantor of such Party's obligation hereunder) or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. Any payment to be made as a result of any such dispute will be made by wire transfer of immediately available funds on the third (3rd) Business Day following the receipt by Coral and MGC of a written notice from the Designated Accountants or the third arbitrator, as applicable, of their determination.

     16.83     Announcements.  Coral  and  MGC  will  consult  in advance on the
               -------------
timing and contents of announcements and disclosures concerning the transactions contemplated in this Agreement. Except with respect to announcements or disclosures in response to legal requirements or stock exchange and similar regulations, all such announcements and disclosures shall require the consent of both Parties.


     IN WITNESS WHEREOF, the Parties have executed this Agreement in multiple counterparts to be construed as one (1) and the same contract, on and effective as of the Effective Date.

                         SIGNATURES ON SUCCEEDING PAGES

                Signature Page for Natural Gas Supply Management
                    Agreement dated as of September 30, 1998,
                      between Coral Energy Resources, L.P.,
                 Coral Energy, L.P., and Mountaineer Gas Company


                          CORAL ENERGY RESOURCES, L.P.



                               By:  /s/  James  W.  Whalen
                                       -----------------------------------------
                               Name:  James  W.  Whalen
                                       -----------------------------------------
                               Title:  President  and  Chief  Operating  Officer
                                       -----------------------------------------


                               CORAL ENERGY, L.P.



                               By:  /s/  James  W.  Whalen
                                       -----------------------------------------
                               Name:  James  W.  Whalen
                                       -----------------------------------------
                               Title:  President  and  Chief  Operating  Officer
                                       -----------------------------------------

                Signature Page for Natural Gas Supply Management
                    Agreement dated as of September 30, 1998,
                      between Coral Energy Resources, L.P.,
                 Coral Energy, L.P., and Mountaineer Gas Company


                             MOUNTAINEER GAS COMPANY



                               By:  /s/  Michael  S.  Fletcher
                                    --------------------------
                                    Michael  S.  Fletcher
                                    President

                                   APPENDIX I

                Attached to and made a part of Natural Gas Supply
           Management Agreement between Coral Energy Resources, L.P.,
                 Coral Energy, L.P., and Mountaineer Gas Company

                                   DEFINITIONS


     "Affiliate" means, with respect to any person, any other person (other than
      ---------
an individual) that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person.
For purposes of the foregoing definition, "control" shall mean the direct or indirect ownership of more than fifty percent (50%) of the outstanding capital stock or other equity interests having ordinary voting power.

"Agency  Instructions"  shall  have  the  meaning  set  forth  in  Section 11.2.
 --------------------                                              -----------

     "Agent  Duties"  means,  for  purposes  of  Section 11.2, the  duties to be
      -------------                              -----------
performed  by  MGC  as Coral's agent with respect to the portion of the Released

Interstate Transportation Capacity, the Released Storage Capacity, and the rights under the CNR Agreement that Coral has caused to revert to MGC pursuant to Section 11.2, which shall include: (a) pipeline and storage
    ------------
injection/withdrawal nominations and confirmations thereof; (b) the delivery to Coral of all pipeline and storage orders, statements, notices, and other communications received from any Transporter; (c) resolution of Gas imbalances;
(d) responding to Transporter orders, including Emergency Orders; and (e) such other ministerial tasks as Coral may reasonably request to permit Coral efficiently to implement and coordinate flows of Gas and perform its obligations to deliver Gas to MGC and third parties utilizing such reverted Released Interstate Transportation Capacity, Released Storage Capacity, and rights under the CNR Agreement.

     "Asset   Flexibility  Loss  Charge"  means  (a)  for  purposes  of  Section
      ---------------------------------
3.1(c)(i), $[*]per Dth, and (b) for purposes of Section 3.1(c)(ii), $[*].


     "Best  Efforts"  shall  mean  the  taking,  in  good  faith  and  without
      -------------
unreasonable delay, of all reasonable, necessary, and operationally feasible steps consistent with due diligence, including the expenditure of such time, the expenditure of commercially reasonable amounts of funds, and the commitment of qualified personnel, that is reasonable and necessary for the causation or prevention of an event or condition that reasonably would have been taken in similar circumstances by a prudent Party of established reputation engaged in the same or a similar business.

     "Btu"  means  the  amount  of heat required to raise the temperature of one
      ---
avoirdupois pound of pure water from fifty-eight and one-half degrees Fahrenheit (58.5 F) to fifty-nine and one-half degrees Fahrenheit (59.5 F) at a constant pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psia).

     "Business  Day" means a Day on which Coral or MGC is open for business, and
      -------------
a  Business  Day  shall  open  at  9:00  a.m.  and  close  at  5:00  p.m. C.C.T.

     "Central  Clock  Time"  or  "C.C.T."  means  the  time in the United States
      --------------------        ------
Central  time  zone,  taking  into  account  daylight  savings  time.

     "Claims" means all claims or actions, threatened or filed, that directly or
      ------
indirectly relate to the transactions contemplated herein, and the resulting losses, damages, expenses, attorneys' fees, experts' fees, and court costs, whether incurred by settlement or otherwise, and whether such claims or actions are threatened or filed prior to or after the termination of this Agreement, but shall not include any claims or actions (or the resulting losses, damages, expenses, attorneys' fees, experts' fees, and court costs) that directly or indirectly relate to or result from an order or decision of the FERC.

     "CNR  Agreement"  means  the  agreement  identified  on  Exhibit  E.
      --------------                                          ----------

     "Columbia  Gulf"  means  Columbia  Gulf  Transmission  Company.
      --------------

     "Columbia  Gulf  System" means the interstate Gas pipeline system owned and
      ----------------------
operated  by  Columbia  Gulf.

     "Confidential  Information"  shall  have  the  meaning set forth in Section
      -------------------------                                          -------
16.5.
----

     "Contract  Year"  means  the  period  of  twelve  (12)  Months beginning on
      --------------
November  1  and  ending  on  October  31.

     "Coral  Sale Volumes" means the quantities of Gas delivered by Coral to MGC
      -------------------
at the Delivery Points, as confirmed by MGC with the Final Transporter, pursuant to this Agreement in satisfaction of the Daily Gas Supply Requirements.

     "Daily  Gas Supply Requirements" means the total quantities of Gas required
      ------------------------------
by MGC each Day for delivery into the MGC System at the Delivery Points, as confirmed by MGC with the Final Transporter, for resale to its tariff sales customers in satisfaction of its public service obligation, which is in excess of that portion of such Gas requirements to be satisfied from Local Production and MGS Supplies. The Daily Gas Supply Requirements do not include the quantities of Gas transported by MGC on behalf of its transportation customers that procure their own Gas supplies, as confirmed by MGC with the Final Transporter

     "Day"  means  a  period of twenty-four (24) consecutive hours, beginning at
      ---
8:00  a.m.  Central  Clock  Time  on  any  calendar  Day.

     "Default"  means   (a)  the  failure of either Party to make, when due, any
      -------
payment required under this Agreement if said failure is not remedied within five (5) Business Days after written notice of such failure is given to the defaulting Party, provided that such payment is not the subject of a good faith dispute as described Section 10.3; (b) the failure by either Party to perform
                        ------------
(unless  such  performance is excused by Force Majeure or such failure is caused
                                         -------------
by the act or omission of the other Party) any covenant or other agreement set forth in this Agreement (other than the obligation to make any payment or any other obligation, the failure in the performance of which specifically constitutes a Default under another clause of this definition of "Default"), [*]; (c) the failure of Coral to perform (unless such performance is excused by Force Majeure or such failure is caused by the act or omission of MGC or the act
-------------
or omission of a third party with respect to its obligations under any Interstate Transportation Agreement, the Storage Agreement or the CNR Agreement) any covenant or obligation arising under any Interstate Transportation Agreement, the Storage Agreement, or the CNR Agreement that Coral has undertaken to perform on MGC's behalf pursuant to Coral's performance of the Services hereunder and that is not cured in a timely manner as provided in the applicable agreement; (d) any representation or warranty made by either Party in this Agreement shall prove to have been false or misleading in any material respect when made or deemed to be repeated; (e) the failure of any Party to comply with its covenants contained in Section 9.2 in a timely manner as provided therein;
                             -----------
or (f) any Party (or its guarantor, if applicable) shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors, or have such petition filed against it, and such proceeding remains undismissed for sixty (60) Days; (iii) otherwise becomes bankrupt or insolvent (however evidenced); or (iv) be unable to pay its debts as they fall due.

     "Dekatherm"  or  "Dth"  means  one  MMBtu.
      ---------        ---

     "Delivery  Point(s)"  means  the  agreed  point(s)  of delivery pursuant to
      ------------------
Section  3.4(c)  herein.
---------------

     "Demand  Charge"  means  $[*]
      --------------

     "Designated  Accountants"  means  a  mutually acceptable independent public
      -----------------------
accounting firm selected by the Parties for purposes of conducting arbitrations under Section 16.12.
       --------------

     "Early  Termination  Date" means a date prior to the expiration of the term
      ------------------------
hereof on which this Agreement and the transactions herein may be terminated pursuant to Section 5.7.
              ------------

     "Early Termination Storage Quantity" means the sum of (a) 11,600,000 Dth of
      ----------------------------------            ---
Gas,  plus  or  minus  (b) the aggregate net quantity of Gas specified under the
      ----      -----
Injection/Withdrawal Plan for injection and withdrawal through the Month immediately preceding the Month in which an Early Termination Date occurs, plus
                                                                            ----
or  minus  (c)  the quantity of Gas, prorated on a Daily basis through the Early
--  -----
Termination Date, specified under the Injection/Withdrawal Plan for injection or withdrawal, as applicable, during the Month in which the Early Termination Date occurs, plus (d) the quantity of Gas (if any) by which the Effective Date
         ----
Storage  Quantity  exceeded  11,600,000  Dth,  plus  (e)  any  Excess Withdrawal
                                               ----
Quantity existing as of the Early Termination Date which has not been accounted for as an Undelivered Storage Quantity under Section 5.2 or 5.3 and has not been
                                             ------------------
allocated  to  the  Coral  Sale  Volumes  under  Section  8.4  as  of  the Early
                                                 ------------
Termination  Date.

     "Effective  Date"  means  November  1,  1998,  at  9:00  a.m.  C.C.T.
      ---------------

     "Effective  Date  Storage  Quantity"  means  the  actual quantity of Gas in
      ----------------------------------
storage under the Storage Agreement on the Effective Date, subject to the provisions of Section 3.3(g)(i).
                ------------------

     "Emergency  Notice"  means  (a)  any  notice,  order,  or  directive from a
      -----------------
Transporter whose facilities directly connect to the MGC System (as well as from
      -
any suppliers or other Transporters as the Parties may mutually designate in writing from time to time) which requires MGC immediately to adjust receipts of Gas at any Delivery Point or to take other immediate action to prevent penalties or harm to property or human safety, and (b) any operational flow order, notice, order, or directive to a Transporter whose facilities directly connect to the MGC System (as well as from any suppliers or other Transporters as the Parties may mutually designate in writing from time to time) which requires immediate action by such entity in order to protect MGC's operations or to prevent harm to property or human safety.

     "Excess  Withdrawal  Quantity"  shall have the meaning set forth in Section
      ----------------------------                                       -------
8.4.
---

     "Expiration  Date  Storage Quantity" means the sum of (i) 11,600,000 Dth of
      ----------------------------------
Gas, plus (ii) the quantity of Gas (if any) by which the actual quantity of Gas in storage under the Storage Agreement on the Effective Date exceeded 11,600,000 Dth, plus (iii) any Excess Withdrawal Quantity existing as of the Termination
      ----
Date  which  has not been accounted for as an Undelivered Storage Quantity under
Section  5.2  or  5.3 and has not been allocated to the Coral Sale Volumes under
---------------------
Section  8.4  as  of  the  Termination  Date.
------------

     "FERC"  means  the  Federal  Energy Regulatory Commission, or any successor
      ----
agency.

     "Final  Transporter(s)"  means  the  Transporter  that  delivers  Gas  to a
      ---------------------
Delivery Point; provided, however, that to the extent that Coral purchases Gas for delivery hereunder from producers whose Gas wells are connected directly into the MGC System, the term "Final Transporter" shall also include the MGC System.

     "Fixed  Price"  means  $[*]  per  Dth.
      ------------

     "Fixed  Price  Adjustment"  means,  [*].
      ------------------------

     "Fixed  Price  Quantity"  shall  have the meaning set forth in Section 8.2.
      ----------------------                                        -----------

     "FTS Capacity" means the Released Interstate Transportation Capacity on the
      ------------
TCo  System  which  is  subject  to  Rate  Schedule  FTS.

     "GAAP"  means  generally accepted accounting principles as in effect in the
      ----
United States from time to time, including, without limitation, applicable statements, bulletins, and interpretations issued by the Financial Accounting Standards Board, and bulletins, opinions, interpretations, and statements issued by the American Institute of Certified Public Accountants or its committees.

     "Gas"  means  natural  gas  or  any  mixture  of  hydrocarbon  gases  or of
      ---
hydrocarbon gases and non-combustible gases, consisting predominantly of methane.

     "Indemnified  Party"  and "Indemnifying Party" mean the Party receiving and
      ------------------       -------------------
providing  an  indemnity,  respectively.

     "Indemnity  Group"  means, for each Party, that Party's Affiliates, and the
      ----------------
officers, directors, employees, agents, and representatives of that Party or that Party's Affiliates.

     "Injection/Withdrawal Plan" means the schedule of planned injections of Gas
      -------------------------
into, and withdrawals of Gas from, storage currently in effect under the Storage Agreement, as set forth on Exhibit B.
                                ----------

     "Interest  Rate"  means, for any Day, a rate of interest equal to the prime
      --------------
rate of interest for commercial loans announced from time to time by NationsBank, Texas, N.A., as the same may change from time to time, plus two percent (2%) per annum; provided however, that the Interest Rate shall never exceed the maximum lawful rate permitted by applicable law.

     "Interstate  Transportation Agreements" means, collectively, the agreements
      -------------------------------------
listed  on  Exhibit  C.
            ----------

     "Local Production" means the Gas supplies purchased by MGC from third party
      ----------------
Gas  suppliers  in  the  Appalachian  region.

     "Manage"  means  pursuing  all  steps  necessary or reasonable to implement
      ------
natural Gas purchases, transportation, capacity releases, banking, and sales, including, but not limited to: nominations; confirmation of nominations; injecting into or withdrawing from storage; identifying, resolving, trading, or cashing-out imbalances; using electronic bulletin boards; commingling supplies; entering into pooling, exchange and allocation arrangements; trading supplies; selling supplies; responding to Transporters' orders; and such other commercially reasonable steps required efficiently to implement and coordinate agreements, services, and flows of Gas. "Management" means the act of Managing.
                                          ----------

     "Market  Level  Price"  means  [*].
      --------------------

     "MGC  Employee"  shall  have  the  meaning  set  forth  in  Section  3.6.
      -------------                                              ------------

     "MGC  System" means the local distribution system owned and operated by MGC
      -----------
in  the  State  of  West  Virginia.

     "MGS"  means  Mountaineer Gas Services Company, a West Virginia corporation
      ---
and  an  Affiliate  of  MGC.

     "MGS  Supplies"  means the Gas supplies and services provided to MGC by MGS
      -------------
under the Gas purchase and service agreements in existence on the date of this Agreement.

     "MMBtu"  means  one  million  Btu.
      -----

     "Month"  means  a period of time beginning at 9:00 a.m. C.C.T. on the first
      -----
Day of any calendar month and ending at 9:00 a.m. C.C.T., on the first Day of the following calendar month.

     "Monthly Invoiced Sale Quantity" means the quantities of Coral Sale Volumes
      ------------------------------
delivered  by Coral to MGC hereunder during any Month, calculated as provided in
Section  8.3,  plus the quantities of Gas (if any) deemed to have been delivered
------------   ----
into storage during such Month in accordance with the Injection/Withdrawal Plan, minus the quantities of Gas (if any) deemed to have been withdrawn from storage
-----
during  such  Month  under  the  Injection/Withdrawal  Plan.

     "Net  Cumulative  Imbalance"  means,  for  each  Final  Transporter,  the
      --------------------------
difference,  calculated  on a cumulative basis for the period from the first day
----------
of  each  Month  through  the  date  of determination under Article VII, between
                                                            -----------

(a) the quantities of Gas nominated for delivery into such Final Transporter's system under Article IV, and
                              -----------

(b) the cumulative total quantity of Gas actually delivered at the Delivery Points located on such Final Transporter's system.

     "Permitted  MGC  Affiliate"  means  Energy  Corporation of America, Eastern
      -------------------------
Marketing Corporation, Gas Access Systems, Inc., Eastern American Energy Corporation, and Allegheny & Western Energy Corporation.

     "Released  Interstate  Transportation Capacity" means the firm Gas pipeline
      ---------------------------------------------
transportation capacity rights owned by MGC on the TCo System, the Tennessee System, and the Columbia Gulf System, subject to and in accordance with the provisions of, and at the receipt and delivery points set forth in, the
Interstate Transportation Agreements to be released to Coral pursuant to this Agreement, LESS AND EXCEPT the Retained Interstate Transportation Capacity. The
          ----------------
Released Interstate Transportation Capacity shall be in the quantities set forth for the pipeline systems identified on Exhibit C.
                                             ----------

     "Released  Storage  Capacity"  means  the firm Gas storage capacity rights,
      ---------------------------
together with associated injection and withdrawal rights, owned by MGC in storage facilities constituting a part of or served by the TCo System in accordance with the provisions of, and at the receipt and delivery points set forth in, the Storage Agreement to be released to Coral pursuant to this Agreement including the right to withdraw Gas injected by Coral pursuant to such storage capacity rights.

     "Replacement  Gas"  means  a  quantity  of  Gas secured by MGC to replace a
      ----------------
Seller's  Deficiency  Quantity  pursuant  to  Section  5.2.
                                              ------------

"Retained  Delivery  Points"  means  the  points  identified  on  Exhibit  A.
---------------------------                                       ----------

     "Retained  Interstate  Transportation Capacity" means (a) 1,500 Dth per Day
      ---------------------------------------------
firm Gas pipeline capacity on the TCo System under the terms of the TCo FTS Transportation Agreement, Agreement No. 60266, included herein as a part of Exhibit C setting forth the Interstate Transportation Agreements, at the
----------
Retained Delivery Point(s) as set forth in Exhibit A, currently owned by MGC and
                                           ---------
that will be retained by MGC, for the period commencing on the Effective Date and ending on October 30, 1999, and (b) 1,500 Dth per Day of firm Gas pipeline transportation capacity on the TCo System under the terms of the TCo FTS Transportation Agreement, Agreement No. 38113, included herein as part of Exhibit C setting forth the Interstate Transportation Agreements, at the
----------
Retained Delivery Point(s) as set forth in Exhibit A, currently owned by MGC and
                                           ---------
that  will  be  retained  by  MGC  throughout  the  term  of  this  Agreement.

     "Schedule"  means  to  make  Gas  available,  or  to  cause  Gas to be made
      --------
available, for delivery into the pipeline system of a Transporter at a defined point of delivery, including the making and confirmation of all pipeline nominations.

     "Seller's  Deficiency Quantity" shall have the meaning set forth in Section
      -----------------------------                                      -------
5.1
---

     "Services"  shall  have  the  meaning  set  forth  in  Article  III.
      --------                                              ------------

     "Storage  Agreement"  means  the  agreement  identified  on  Exhibit  D.
      ------------------                                          ----------

     "Taxes"  means  any  and  all  ad valorem, property, occupation, severance,
      -----
production, extraction, first use, conservation, Btu or energy, gathering, transport, pipeline, utility, gross receipts, municipal usage or easement, Gas or oil revenue, Gas or oil import, privilege, sales, use, consumption, excise, lease, transaction, and other taxes, governmental charges, licenses, fees, permits and assessments, or increases therein. For purposes hereof, the term "Taxes" expressly excludes (a) income taxes, franchise taxes, and taxes based on net income (including alternative minimum taxable income) or net worth, (b) any tax, charge or assessment which is hereafter levied, charged, assessed or imposed in replacement or substitution of any of the taxes in clause (a) above, and (c) any interest, fines, penalties and additions to any of the taxes, charges or assessments in clauses (a) or (b) above.

     "[*]  Index  Price"means  [*].
           ------------

     "TCo System" means the interstate Gas pipeline system owned and operated by
      ----------
Columbia  Gas  Transmission  Corporation.

     "Tennessee  System"  means  the  interstate  Gas  pipeline system owned and
      -----------------
operated  by  Tennessee  Gas  Pipe  Line  Company.

     "Termination  Date"  means  the  date  on  which the term of this Agreement
      -----------------
expires or the effective date of any early termination of this Agreement, as applicable.

     "Termination  Payment"  shall have the meaning set forth in Section 5.7(b).
      --------------------                                       --------------

     "Total  Firm  Entitlement"  means:  [*].
      ------------------------

      "Transition  Period"  means (a) the period of thirty (30) Days immediately
       ------------------
preceding the expiration of the term of this Agreement or (b) the period between the date on which a Party declares an early termination of this Agreement and the Termination Date.

     "Transportation  Penalties" means all fees, penalties (in cash or in kind),
      -------------------------
cash-outs, overrun charges, and similar charges assessed by a Transporter for failure, whether daily or monthly, to comply with, or to satisfy, the Transporter's transportation and/or storage balancing, nomination, Scheduling, and/or similar requirements.

     "Transporter"  means  either  the pipeline delivering or receiving Gas at a
      -----------
Delivery Point(s) under this Agreement or providing storage capacity pursuant to the Storage Agreement. For purposes hereof, Columbia Natural Resources shall be deemed to be a Transporter, subject to and in accordance with the CNR Agreement.

     "Undelivered  Storage Quantity" shall have the meaning set forth in Section
      -----------------------------                                      -------
8.4.
---

     "Weighted Average Injection Period Price" means the weighted average of the
      ---------------------------------------
Fixed Price and each Market Level Price (if any) in effect during the Months of May, June, July, August, September, and October of each Contract Year, with the weighting to be determined based on the Monthly Invoiced Sale Quantities to which the Fixed Price and each Market Level Price in effect during such six (6) Month period is applicable in accordance with Section 8.2.
                                                     ------------

     "West  Virginia Code" means the Uniform Commercial Code as in effect in the
      -------------------
State  of  West  Virginia,  as  the  same  may  be  amended  from  time to time.

     "West  Virginia  PSC" means the Public Service Commission of West Virginia,
      -------------------
or  any  successor  agency.

                                SCHEDULE 13.2(f)
                                ----------------

                Attached to and made a part of Natural Gas Supply
           Management Agreement between Coral Energy Resources, L.P.,
                 Coral Energy, L.P., and Mountaineer Gas Company

                                EXISTING DISPUTES

                                       [*]

                                                EXHIBIT A
                            Attached to and made a part of Natural Gas Supply
                        Management Agreement between Coral Energy Resources, L.P.,
                              Coral Energy, L.P. and Mountaineer Gas Company



                                                               Retained Delivery Points
                                             ------------------------------------------------------------
                                                                                                Maximum
                                                                                                 Daily
               Service                                                                         Delivery
Interstate    Agreement    Rate              Scheduling  Scheduling   Measuring   Measuring   Obligation
Pipeline       Number    Schedule    Date    Point No.   Point Name   Point No.  Point Name    (Dth/Day)
------------  ---------  --------  --------  ----------  -----------  ---------  -----------  -----------
Columbia Gas                       11/1/93,              Mountaineer
Transmission      38113  FTS       As                27  OP - 3              27  N/A                1,500
Corporation                        Amended
------------  ---------  --------  --------  ----------  -----------  ---------  -----------  -----------

Columbia Gas                                             Baltimore
Transmission      60266  FTS        7/16/98           4  Gas & Elec      802690  GBE Granite        1,500
Corporation
------------  ---------  --------  --------  ----------  -----------  ---------  -----------  -----------

                                    EXHIBIT B
                ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
           MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                 CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY

                        STORAGE INJECTION/WITHDRAWAL PLAN
                        ---------------------------------



                NOV  DEC  JAN  FEB  MAR  APR  MAY  JUN  JUL  AUG  SEP  OCT
                ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---

                [*]  [*]  [*]  [*]  [*]  [*]
STORAGE
WITHDRAWAL
DTH EQUIVALENT
                ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
                                              [*]  [*]  [*]  [*]  [*]  [*]
STORAGE
INJECTION
PLAN
DTH EQUIVALENT
                ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---



                                            EXHIBIT C
                        ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
                    MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                         CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY


                                                     INTERSTATE TRANSPORTATION AGREEMENTS/
                                                   RELEASED INTERSTATE TRANSPORTATION CAPACITY
                                                -------------------------------------------------
                                                                 (DTH PER DAY)
                                                -------------------------------------------------
                SERVICE
INTERSTATE     AGREEMENT    RATE                11/1/98-  9/1/99-   10/31/99-  8/1/00-   11/1/00-
PIPELINE        NUMBER    SCHEDULE     DATE     8/31/99   10/30/99   7/31/00   10/31/00  10/31/01
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------


COLUMBIA GAS                          11/1/93,
TRANSMISSION       38113  FTS       AS            56,357    56,357     56,357    59,357    59,357
CORPORATION                         AMENDED
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

COLUMBIA GAS
TRANSMISSION       60266  FTS          7/16/98       500       500          0         0         0
CORPORATION
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

COLUMBIA GAS
TRANSMISSION       39272  NTS          11/1/93    40,000    40,000     40,000    40,000    40,000
CORPORATION
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------
COLUMBIA GAS                                     231,893   231,893    231,893   231,893   231,893
TRANSMISSION       38087  SST         11/1/93,  OCT-MAR;  OCT-MAR;  OCT-MAR;   OCT-MAR;  OCT-MAR;
CORPORATION                         AS           115,946   115,946    115,946   115,946   115,946
                                    AMENDED     APR-SEP   APR-SEP   APR-SEP    APR-SEP   APR-SEP
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

TENNESSEE GAS       8396  FTA         10/1/94,     4,825     4,825      4,825     4,825         0
PIPELINE                            AS AMENDED
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

COLUMBIA GULF                         11/1/93,
TRANSMISSION       37994  FTS1      AS          103,801*  104,953*   104,953*  104,953*  104,953*
COMPANY                             AMENDED
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

COLUMBIA GULF                         11/1/94,
TRANSMISSION       42794  FTS2      AS            75,291    76,491     76,491    76,491    76,491
COMPANY                             AMENDED
-------------  ---------  --------  ----------  --------  --------  ---------  --------  --------

*SEE  SECTION  3.3(D)

                                    EXHIBIT D

                ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
           MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                 CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY

                                STORAGE AGREEMENT


FSS SERVICE AGREEMENT NO. 38077 DATED AS OF NOVEMBER 1, 1993, BETWEEN COLUMBIA GAS TRANSMISSION CORPORATION ("SELLER") AND MOUNTAINEER GAS COMPANY ("BUYER"), PROVIDING FOR STORAGE AND TRANSPORTATION SERVICE UNDER THE FSS RATE SCHEDULE AND APPLICABLE GENERAL TERMS AND CONDITIONS OF SELLER'S FERC GAS TARIFF, SECOND REVISED VOLUME NO. 1, ON FILE WITH THE FERC.

                                    EXHIBIT E

                ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
           MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                 CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY


                                  CNR AGREEMENT

SERVICE AGREEMENT DATED DECEMBER 17, 1997, BETWEEN COLUMBIA NATURAL RESOURCES, INC., AND MOUNTAINEER GAS COMPANY.

                                                       EXHIBIT F

                                   ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
                               MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                                    CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY

                                    LOCAL PRODUCTION VOLUMES AND MG SERVICES VOLUMES
                                       DTH/MONTH FOR EACH CONTRACT MONTH AND YEAR



                --------  --------  -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  -----
                NOVEMBER  DECEMBER  JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  TOTAL
                --------  --------  -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  -----

TOTAL CITYGATE       [*]       [*]      [*]       [*]    [*]    [*]  [*]   [*]   [*]     [*]        [*]      [*]    [*]
                --------  --------  -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  -----

VOLUME
                --------  --------  -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  -----

COMMITMENTS
                --------  --------  -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  -----

                                                        EXHIBIT G
                                    ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
                                MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                                     CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY

                                                   FORM OF CONFIRMATION

                                  ESTIMATED DAILY REQUIREMENTS FOR _______, 199__ (DTH)


              ESTIMATED/ACTUAL   ESTIMATED/ACTUAL                    ESTIMATED/ACTUAL
                    TOTAL              INCO                            DIRECT/LOCAL    ESTIMATED/ACTUAL  ESTIMATED/ACTUAL
                   SYSTEM             DEMAND       ESTIMATED/ACTUAL     DELIVERIES       DIRECT/LOCAL          TCO
                   THRUPUT           THROUGH           ENDUSER          INTO MGC1         DELIVERIES       REQUIREMENTS
                 (EXCLUDING           CEDAR           TRANSPORT         -END USER         INTO MGC1         FOR SYSTEM
                    INCO)             CREST                             TRANSPORT       -SYSTEM SUPPLY
                  _________         _________          ________                           __________        _________

1998
[MONTH]    1
           2
           3
           4
           5
           6
           7
           8
           9
          10
          11
          12
          13
          14
          15
          16
          17
          18
          19
          20
          21
          22
          23
          24
          25
          26
          27
          28
          29
          30
          31

1/  INCLUDES  DELIVERIES  FROM  A  &  W,  CABOT-WOODBINE,  TENNESSEE  GAS  PIPELINE-ST  ALBANS,  ROARING FORK-HUNTINGTON,
ARLINGTON-MGS  AND  VARIOUS  LOCAL  PRODUCTION.

                                    EXHIBIT H

                ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
            MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                 CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY


                                                 TOTAL FIRM ENTITLEMENT
                                          ---------------------------------------
                                                      (DTH PER DAY)
                                          ---------------------------------------
                SERVICE
INTERSTATE     AGREEMENT    RATE          11/1/98-  10/31/99-  8/1/00-   11/1/00-
PIPELINE        NUMBER    SCHEDULE  DATE  10/30/99   7/31/00   10/31/00  10/31/01
-------------  ---------  --------  ----  --------  ---------  --------  --------

                     [*]       [*]   [*]       [*]        [*]       [*]       [*]
COLUMBIA GAS
TRANSMISSION
CORPORATION
-------------  ---------  --------  ----  --------  ---------  --------  --------
                     [*]       [*]   [*]       [*]        [*]       [*]       [*]
COLUMBIA GAS
TRANSMISSION
CORPORATION
-------------  ---------  --------  ----  --------  ---------  --------  --------
                     [*]       [*]   [*]       [*]        [*]       [*]       [*]
COLUMBIA GAS
TRANSMISSION
CORPORATION
-------------  ---------  --------  ----  --------  ---------  --------  --------
                     [*]       [*]   [*]       [*]        [*]       [*]       [*]
COLUMBIA GAS
TRANSMISSION
CORPORATION
-------------  ---------  --------  ----  --------  ---------  --------  --------
                     [*]       [*]   [*]       [*]        [*]       [*]       [*]
TENNESSEE GAS
PIPELINE
-------------  ---------  --------  ----  --------  ---------  --------  --------
                                               [*]        [*]       [*]       [*]
TOTAL FIRM
ENTITLEMENT
-------------  ---------  --------  ----  --------  ---------  --------  --------

                                    EXHIBIT I

                Attached to and made a part of Natural Gas Supply
           Management Agreement between Coral Energy Resources, L.P.,
                 Coral Energy, L.P., and Mountaineer Gas Company


                   CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT

     This Confidentiality and Nondisclosure Agreement (this "Agreement") is made and entered into this _____ day of __________, 1998, by and between CORAL ENERGY RESOURCES, L.P. ("Coral"), and CORAL ENERGY, L.P. ("CELP"), both of which are Delaware limited partnerships having as their address 909 Fannin, Suite 700, Houston Texas 77010, and MOUNTAINEER GAS COMPANY ("MGC"), a West Virginia corporation, and _____________________ ("MGC Employee"), both of which have as their address 414 Summers Street, Charleston, West Virginia 25301. References herein to Coral shall be deemed also to include CELP. MGC and MGC Employee shall be referred to herein collectively as the "Receiving Party."

                                    RECITALS

     WHEREAS, pursuant to the Natural Gas Supply Management Agreement dated as of September 30, 1998, between Coral, CELP, and MGC ("NGSMA"), Coral agreed (a) to provide to MGC such gas supplies in excess of certain third party and affiliate gas supplies of MGC as are necessary to permit MGC to perform its public utility service obligations to its consumers, and (b) to manage certain existing transportation and storage agreements to which MGC is a party in connection therewith; and

     WHEREAS, pursuant to Section 3.6 of the NGSMA, MGC has selected the MGC Employee to be resident in Coral's Houston, Texas, office, and to perform the work described in such provision; and

     WHEREAS, in performing his or her work under Section 3.6 of the NGSMA, the MGC Employee may receive, review, or otherwise become aware of certain "Coral Information" (as hereinafter defined) that is not covered by the confidentiality provisions contained in Section 16.5 of the NGSMA;

     NOW THEREFORE, for and in consideration of the covenants and agreements of the parties hereto contained in the NGSMA, and in further consideration of the premises and the agreements herein contained, the sufficiency of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

     1.     Nondisclosure  of  Coral Information.  Until the termination of this
            ------------------------------------
Agreement, the Coral Information (as defined in Section 4) will be kept strictly confidential by Receiving Party, and the Receiving Party will not use the Coral Information in any way detrimental to the business interests of Coral. The Coral Information shall not be disclosed to any person by the MGC Employee. It is understood that MGC will be responsible for any breach of this Agreement by the MGC Employee. If and to the extent MGC receives Coral Information from the MGC Employee, MGC shall not disclose the Coral Information to any person, and shall safeguard the Coral Information from unauthorized disclosure. For purposes hereof, "person" will be interpreted broadly to include any corporation, company, partnership, limited liability company, individual or governmental authority.

     2.     Term.  This  Agreement  shall  terminate  five  (5)  years after the
            ----
"Termination  Date"  under  the  NGSMA.

     3.     Notice  Preceding  Compelled  Disclosure.  If Receiving Party or its
            ----------------------------------------
officers, directors or employees (the "Representatives") are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil, criminal or regulatory investigative demand, or similar process) to disclose any Coral Information, Receiving Party shall promptly notify Coral of such request or requirement, to the extent not prohibited from doing so by applicable laws, rules or regulations of governmental authority, so that Coral may seek an appropriate protective order or waive compliance with this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, Receiving Party or its Representatives are, in the opinion of legal counsel of MGC, compelled to disclose the Coral Information or else stand liable for contempt or suffer other censure or penalty, Receiving Party and its Representatives may disclose only such of the Coral Information to the party compelling disclosure as, in the opinion of legal counsel of MGC, is required by applicable law, rule, regulation, or ordinance and, in connection with such compelled disclosure, MGC shall use its reasonable efforts to obtain from the party to whom disclosure is made written assurance that confidential treatment will be accorded to such portion of the Coral Information as is disclosed; provided, however, that if the Receiving Party has given Coral at least fifteen (15) business days' advance written notice of such request or requirement, and Coral has not sought to intervene to provide its interest, or Coral has intervened, but has been unsuccessful in obtaining a protective order, then MGC shall not be obligated to pursue efforts to obtain written assurances that confidential treatment will be accorded such disclosed Coral Information.

     4.     Definition  of  "Coral  Information".  As  used  in  this Agreement,
            ------------------------------------
"Coral Information" means all information or materials (exclusive of "Confidential Information" as defined in the NGSMA) furnished to the MGC Employee (while the MGC Employee is the "MGC Employee" under the NGSMA) by Coral in writing, orally, via computer or information storage media, or of which the MGC Employee (while the MGC Employee is the "MGC Employee" under the NGSMA) otherwise becomes aware in the performance of his or her work as described in
Section 3.6 of the NGSMA, which is confidential or otherwise not generally available to the public, and concerns the business and operations of Coral or its customers, suppliers, partners, co-venturers, or "Affiliates" (as defined in the NGSMA), including, but not limited to, (a) gas supply, gas sale, transportation, storage, gathering, financial hedging, and other contracts, (b) customer and supplier lists and other information, (c) price methodology and procedures, (d) risk management structures and pricing, (e) gas management service procedures and structures, (f) credit information, (g) business plans,
(h) market information, (i) software, (j) databases, (k) data and tables contained in such databases, (l) database description language, and (m) data definitions. Except with respect to "Confidential Information" (as defined in the NGSMA) that is delivered by Coral to the MGC Employee subject to the provisions of Section 16.5 of the NGSMA, any information furnished to MGC Employee by a director, officer, employee, affiliate, partner, co-venturer, consultant, agent, or representative of Coral will be deemed furnished by Coral for the purpose of this Agreement. Notwithstanding the foregoing, the following will not constitute Coral Information for purposes of this Agreement: (i) information which is or becomes generally available to the public other than as a result of a disclosure by Receiving Party or its Representatives in violation of this Agreement; (ii) information which was already known to Receiving Party on a nonconfidential basis prior to being furnished to Receiving Party by Coral;
(iii) information which becomes available to Receiving Party on a nonconfidential basis from a source other than Coral or a representative of Coral if such disclosure by such source was not in violation of any prohibition, to which such source was subject, against transmitting the information to Receiving Party and was not in violation of a confidentiality agreement of such source with Coral, and (iv) information which MGC obtains by operation of law in connection with enforcing MGC's rights under the NGSMA.

     5.     Return  of  Information.  The  Coral  Information  will  remain  the
            -----------------------
property of Coral. Coral Information which is furnished in written form, including any copies of such written Coral Information that may be found in drafts, notes, compilations, studies, synopses, or summaries thereof, on computer or other information storage media or in other documents prepared by or for the MGC Employee, MGC or its Representatives, will be returned to Coral, to the extent of the Coral Information, immediately upon its request, and no copies of such Coral Information will be retained by the MGC Employee, MGC or its Representatives. Any Coral Information that may be found in documents prepared by or for the MGC Employee or MGC, oral Coral Information, and written Coral Information not so requested to be returned will be held by Receiving Party and kept subject to the terms of this Agreement, or destroyed.

     6.     No  Waiver.  No  failure or delay in exercising any right, power, or
            ----------
privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder.

     7.     Remedies.  Receiving  Party  acknowledges  and  agrees  that  money
            --------
damages would not be a sufficient remedy for any breach of this Agreement by Receiving Party or its Representatives and Coral will be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement by Receiving Party or any of its Representatives but will be in addition to all other remedies available at law or in equity to Coral.

     8.     Miscellaneous.  This  Agreement  inures  to the benefit of Coral and
            -------------
its successors and permitted assigns under the NGSMA and is binding on Receiving Party and Receiving Party's successors and assigns. This Agreement and the NGSMA constitutes the entire agreement between Coral and Receiving Party with respect to the subject matter hereof. The headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WEST VIRGINIA WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF WHICH WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                        CORAL  ENERGY  RESOURCES,  L.P.


                                        Name:
                                        Title:


                                        CORAL  ENERGY,  L.P.


                                        Name:
                                        Title:

                                        MOUNTAINEER  GAS  COMPANY


                                        Name:
                                        Title:



                                        Name:
                                        MGC  Employee

                                                       EXHIBIT J


                                   ATTACHED TO AND MADE A PART OF NATURAL GAS SUPPLY
                              MANAGEMENT AGREEMENT BETWEEN CORAL ENERGY RESOURCES, L.P.,
                                    CORAL ENERGY, L.P., AND MOUNTAINEER GAS COMPANY



COLUMBIA GAS TRANSMISSION                                                                                 PROJECTED
-------------------------------------                                                                   DEMAND CHARGES
      CORPORATION                                                                                        (PER DTH OF
-------------------------------------                                                                      RELEASED
                                                                                                        TRANSPORTATION
                                             RELEASED INTERSTATE TRANSPORTATION/STORAGE CAPACITY           CAPACITY)
                                       ---------------------------------------------------------------  --------------
                                         1/1/98       9/1/99      10/31/99      8/1/00       11/1/00       11/1/98
RATE SCHEDULE/AGREEMENT NO.             -8/31/99     -10/30/99    -7/31/00     -10/31/01    -10/31/01     -12/31/98
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]
FTS-AGREEMENT NO. 38113                                                                                 $      6.6300
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]
FTS-AGREEMENT NO. 60266                                                                                 $      6.6300
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]
NTS-AGREEMENT NO. 39272                                                                                 $      8.1535
                                       -----------  -----------  -----------  -----------  -----------  --------------

                                           115,946      115,946      115,946      115,946      115,946
                                        (APR-SEP);   (APR-SEP);   (APR-SEP);   (APR-SEP);   (APR-SEP);
                                           231,893      231,893      231,893      231,893      231,893
SST-AGREEMETN NO. 38087                  (OCT-MAR)    (OCT-MAR)    (OCT-MAR)    (OCT-MAR)    (OCT-MAR)  $      6.3000
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]

FSS-AGREEMENT NO. 38077                                                                                 $      1.5120
                                       -----------  -----------  -----------  -----------  -----------  --------------


                                               [*]          [*]          [*]          [*]          [*]
FSS CP-AGREEMENT NO. 38077                                                                              $      0.0290
                                       -----------  -----------  -----------  -----------  -----------  --------------


RP95-408 SETTLEMENT CREDIT                     N/A          N/A          N/A          N/A          N/A   ($591,666.67)
                                                                                                               /MONTH
                                       -----------  -----------  -----------  -----------  -----------  --------------


COLUMBIA GULF TRANSMISSION COMPANY
-------------------------------------
RATE SCHEDULE/AGREEMENT NO.-
                                               [*]          [*]          [*]          [*]          [*]
FTS1-AGREEMENT NO. 37994                                                                                $      3.1450
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]
FTS2-AGREEMENT NO. 42794                                                                                $      0.9995
                                       -----------  -----------  -----------  -----------  -----------  --------------
                                               [*]          [*]          [*]          [*]          [*]

TRANSMISSION GAS PIPE LINE COMPANY
-------------------------------------
RATE SCHEDULE/AGREEMENT NO.-
FT-A - AGREEMENT NO. 8396                                                                               $      11.343

COLUMBIA NATURAL RESOURCES, INC.
-------------------------------------

COMMODITY PRICE TO BE UTILIZED FOR
CHANGES IN RETAINAGE PERCENTAGES                                                                                  N/A
(FTS2 COLUMBIA GULF EQUIVALENT; ZONE
1 TENNESSEE GAS PIPE LINE EQUIVALENT)



                                                                                        PROJECTED    PROJECTED
                                             DEMAND CHARGES (PER DTH OF RELEASED        COMMODITY    RETAINAGE
                                                   TRANSPORTATION CAPACITY)              CHANGES    PERCENTAGES
                                       ----------------------------------------------  -----------  ----------
RATE SCHEDULE/AGREEMENT NO.                1/1/99          2/1/99         11/1/00        11/1/98     11/1/9/
                                          -1/31/99       -10/31/00       -10/31/01      -10/31/01   -10/31/01
                                       --------------  --------------  --------------  -----------  ----------

FTS-AGREEMENT NO. 38113                $      6.6300   $      6.5090   $      6.5090   $    0.0246     2.2340%
                                       --------------  --------------  --------------  -----------  ----------

FTS-AGREEMENT NO. 60266                $      6.6300   $      6.6300              N/A  $    0.0246     2.2340%
                                       --------------  --------------  --------------  -----------  ----------

NTS-AGREEMENT NO. 39272                $      8.1535   $      8.0325   $      8.0325           N/A        N/A
                                       --------------  --------------  --------------  -----------  ----------





SST-AGREEMETN NO. 38087                $      6.3000   $      6.1790   $      6.1790   $    0.0135     2.2340%

                                                                                       $     .0134
FSS-AGREEMENT NO. 38077                $      1.5120   $      1.5120   $      1.5120   INJECTION/      0.1300%
                                                                                       WITHDRAWAL
                                                                                          FEE
                                       --------------  --------------  --------------  -----------  ----------

FSS CP-AGREEMENT NO. 38077             $      0.0290   $      0.0290   $      0.0290          N/A          N/A
                                       --------------  --------------  --------------  -----------  ----------


RP95-408 SETTLEMENT CREDIT              ($591,666.67)   ($591,666.67)   ($591,666.67)         N/A          N/A
                                              /MONTH          /MONTH          /MONTH
                                       --------------  --------------  --------------  -----------  ----------


COLUMBIA GULF TRANSMISSION COMPANY
-------------------------------------
RATE SCHEDULE/AGREEMENT NO.-

FTS1-AGREEMENT NO. 37994               $      3.1450   $      3.1450   $      3.1450   $    0.0170     2.9190%
                                       --------------  --------------  --------------  -----------  ----------

FTS2-AGREEMENT NO. 42794               $      0.9995   $      0.9995   $      0.9995   $    0.0039     0.6090%
                                       --------------  --------------  --------------  -----------  ----------


TRANSMISSION GAS PIPE LINE COMPANY
-------------------------------------
RATE SCHEDULE/AGREEMENT NO.-
FT-A - AGREEMENT NO. 8396              $        9.70   $        9.70             N/A   $    0.0984     4.9900%

COLUMBIA NATURAL RESOURCES, INC.       $      80,000                             N/A           N/A        N/A
-------------------------------------
                                            ANNUALLY
COMMODITY PRICE TO BE UTILIZED FOR
CHANGES IN RETAINAGE PERCENTAGES                 N/A             N/A              N/A  $    2.3800        N/A
(FTS2 COLUMBIA GULF EQUIVALENT; ZONE
1 TENNESSEE GAS PIPE LINE EQUIVALENT)
                                       --------------  --------------  --------------  -----------  ----------